As filed with the SEC on May 19, 2025
Registration Nos. 033-52154
811-07168

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

Pre-Effective Amendment No.___      [  ]

Post-Effective Amendment No. 67      [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 68 [X]
(Check appropriate box or boxes.)

HENNESSY FUNDS TRUST
(Registrant Exact Name as Specified in Charter)

7250 Redwood Blvd.,
Suite 200,
Novato, California 94945
(Address of Registrant’s Principal Executive Offices)

(800) 966-4354
(Registrant’s Telephone Number, including Area Code)

Teresa M. Nilsen
Hennessy Advisors, Inc.
7250 Redwood Blvd
Suite 200
Novato, California 94945
(Name and Address of Agent for Service)

Copy to:

Peter D. Fetzer
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☒ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post‑effective amendment.

Explanatory Note

This Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A of Hennessy Funds Trust (“Registrant”) is being filed to add the Hennessy Tactical Growth and Income ETF and the Hennessy Tactical Growth ETF, each a new series of Registrant. The current prospectuses and statements of additional information for the other series of Registrant are not changed by the filing of this Post-Effective Amendment No. 67 to Registrant’s Registration Statement.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 19, 2025

PROSPECTUS
[•][•], 2025

FUND	EXCHANGE	TICKER
Hennessy Tactical Growth and Income ETF	The Nasdaq Stock Market LLC	TUGN
Hennessy Tactical Growth ETF	The Nasdaq Stock Market LLC	TUG

hennessyetfs.com | 1-877-671-3199

As with all funds, the Securities and Exchange Commission has not approved or disapproved of these Funds or determined if this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

Contents

Summary Information
Hennessy Tactical Growth and Income ETF	1
Hennessy Tactical Growth ETF	13
Important Additional Fund Information	22
Additional Investment Information	23
Management of the Fund	24
Shareholder Information
Pricing of Fund Shares	26
How to Purchase and Redeem Shares	26
Book Entry	27
Share Trading Prices on the Exchange	27
Frequent Purchases and Redemption of Shares	27
Fair Value Pricing	28
Dividends and Distributions	28
Tax Information	28
Distributor	31
Premium/Discount Information	31
Continuous Offering	31
Descriptions of Indices	32
Important Notice Regarding Delivery of Shareholder Documents	33
Electronic Delivery	33
Additional Information	33
Financial Highlights	34

An investment in a Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Fund prices will fluctuate, and it is possible to lose money.

HENNESSY TACTICAL GROWTH AND INCOME ETF

Investment Objectives

The Hennessy Tactical Growth and Income ETF seeks to achieve long-term growth of capital and current income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment in each Fund)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund is the accounting successor as a result of a reorganization in which the Fund acquired all of the assets and liabilities of the STF Tactical Growth & Income ETF (the “Predecessor Fund”). During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was ____% of the average value of its portfolio.

Principal Investment Strategy

The Fund is an actively managed exchange-traded fund (“ETF”) that that will invest, under normal circumstances, in a combination of (i) U.S. equity securities or ETFs that, in the aggregate, seek to replicate the Nasdaq-100® Index (the “Equity Index Allocation”), (ii) directly in, or in ETFs that hold, long-duration U.S. Treasury securities (the “Fixed Income Allocation”), and (iii) short-term U.S. Treasury bills, money market funds, and cash or cash equivalents (the “Cash Equivalents”). In addition, the Fund also may opportunistically employ an options spread strategy, as discussed in more detail below.

In making investment decisions for the Fund, the Portfolio Managers utilize a proprietary, tactical unconstrained growth model (the “TUG Model”). The TUG Model combines both quantitative and qualitative analysis factors, but are primarily quantitative in nature. The quantitative factors underlying the TUG Model include, but are not limited to, asset class (i.e., equity and fixed income) and market volatility, as well as rates of change in both asset class price action (i.e., the price movement of securities in a particular asset class over time) and market volatility. The TUG Model is based on signals that are derived from a proprietary algorithm that tracks market price action across equities, fixed income, and commodities, to include rates of change in correlation and volatility. In response to shifts in price action, market volatility, and correlation of the two primary asset classes based on the TUG Model, the Portfolio Managers will adjust the Fund’s portfolio allocation between the Equity Index Allocation and the Fixed Income Allocation and thereby seek to proactively adapt to current market conditions.

The TUG Model provides the opportunity to take advantage of both equity bull and bear markets through the use of strategic long equity positions in addition to long Treasury and money market positions. In seeking to capitalize on the non-correlative relationship between equities and fixed income securities, the Portfolio Managers use the TUG Model to assess which asset class provides the best opportunity for growth in light of prevailing market conditions. For example, when the equity markets become indecisive, the TUG Model seeks to both protect and benefit the Fund from the periodic reversals in equities by allocating assets to bond or Cash Equivalents.

The TUG Model monitors several moving averages of various lengths to measure underlying trends within the Nasdaq-100® Index. Multiple buy and sell signals are incorporated into the TUG Model to take advantage of evolving market conditions. As a result, the TUG Model generates unique signals in both bullish and bearish markets, as the market tends to behave differently depending on the trend. A partial allocation to Treasury bonds may be made when the equity signal is not at full strength. The Fund’s exposure to sectors may change over time.

The Fund may from time to time hold a significant portion of its portfolio in cash or cash equivalents to respond to adverse market, economic, political, or other conditions, to look for suitable investment opportunities, or to maintain liquidity.

The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Options Spread Strategy

The Portfolio Managers also may opportunistically invest in options to seek to enhance the Fund’s return. The Fund’s options spread strategy typically consists of two components: (i) selling call options on the Nasdaq-100® Index on up to 100% of the value of the equity securities held by the Fund to generate premium from such options, while (ii) simultaneously reinvesting a portion of such premium to buy call options on the same reference assets.

Short Call Options. A written (sold) call option gives the seller the obligation to sell shares of the reference asset at a specified price (“strike price”) until a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the reference asset appreciates above the strike price and the holder exercises the call option, the Fund will have to pay the difference between the value of the reference asset and the strike price or deliver the reference asset (which loss is offset by the premium initially received), and in the event the reference asset declines in value, the call option may end up worthless and the Fund retains the premium. The call options written by the Fund will be collateralized by the Fund’s equity holdings at the time the Fund sells the options.

Long Call Options. When the Fund purchases a call option, the Fund pays an amount (premium) to acquire the right to buy shares of a reference asset at a strike price until the expiration date. In the event the reference asset appreciates in value above the strike price and the Fund exercises its call option, the Fund will be entitled to receive the difference between the value of the reference asset and the strike price (which gain is offset by the premium originally paid by the Fund), and in the event the reference asset closes below the strike price as of the expiration date, the call option may end up worthless and the Fund’s loss is limited to the amount of premium it paid.

The options purchased or sold by the Fund will typically have an expiration date approximately one month from the time of purchase or sale. The Fund’s option spread strategy typically consists of two components: (1) selling call options on the Nasdaq-100® Index on up to 100% of the value of the equity securities held by the Fund to generate premium from such options, while (2) simultaneously reinvesting a portion of such premium to buy call options on the Nasdaq-100® Index. Call options written by the Fund will typically have a strike price that is at, near, or higher than the current price of the reference asset, and call options purchased by the Fund will typically have a strike price that is higher (in some cases, significantly higher) than the current price of the

Nasdaq-100® Index. The call options used by the Fund will be traded on a national securities exchange and be settled in cash.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Fund’s investment manager, or other service providers (including custodians and financial intermediaries) to suffer data breaches, data corruption, or denial‑of‑service attacks. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Fund’s investment manager, or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund shares, potentially resulting in financial losses to the Fund and its shareholders.

Derivatives Securities Risk: The Fund invests in options that derive their performance from the performance of the Nasdaq-100® Index. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience losses if its derivatives do not perform as anticipated, or are not correlated with the performance of its underlying asset, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Options Risk: Selling (writing) and buying options are speculative activities and entail greater than ordinary investment risks. The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the options. When selling a put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price by an amount equal to or greater than the premium. Purchasing put options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchasing a put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless resulting in the Fund’s loss of the premium it paid for the option.

The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset.

The Fund’s use of options may reduce its ability to profit from increases in the value of the underlying asset. If the price of the underlying asset of an option is above the strike price of a written put option, the value of the option, and consequently, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. While the Fund will limit its leverage risk based on its value-at-risk test, it could still lose a significant amount or nearly all of its value if the price of an underlying asset changes significantly enough.

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, political and other events, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Structural ETF Risks: The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Market Participants Risk: Only an AP may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of the Fund’s shares but such market makers are under no obligation to do so. Decisions by APs or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the AP’s ability to proceed with creation or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on The Nasdaq Stock Market LLC (the “Exchange”), which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in the Fund’s shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads of the Fund’s shares. “Bid” refers to the highest price a buyer will pay to buy a specified number of shares of a stock at any given time. “Ask” refers to the lowest price at which a seller will sell the stock. The difference between the bid price and the ask price is called the “spread.

Cash Redemption Risk: The Fund’s investment strategy may at times require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by it (e.g., TBA (to‑be‑announced transactions), short positions, derivative instruments, and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such cases, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Cost of Buying or Selling Shares Risk: Due to the costs of buying or selling the Fund’s shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk: As with ETFs generally, the Fund’s shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). If a shareholder purchases the Fund’s shares at a time when the market price is at a premium to the net asset value or sells the Fund’s shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Fund’s NAV per share, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks: Although the Fund’s shares are listed for trading on the Exchange, there can be no assurance that the Fund’s shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares. Trading in shares on the Exchange may be halted by the Exchange because of market conditions that, in the view of the Exchange, make trading in the Fund inadvisable. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund or may only be able to do so at an increased premium or discount.

Fixed Income Risks: Current market conditions and the actions of governmental authorities present heightened risks to the fixed income market generally. Such risks could be further heightened if such market conditions become more volatile or the governmental and regulatory actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In addition, the market environment may expose fixed-income and debt markets to significant volatility and reduced liquidity for Fund investments.

Call Risk: During periods of falling interest rates, an issuer of a callable bond held by the Fund may call or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.

Extension Risk: During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

Interest Rate Risk: An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.

Implied Volatility Risk: When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes in the money, meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is rolled, or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.

Limited Operating History Risk: The Fund is a recently organized company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision.

Management Risk: The Fund is actively managed and its ability to achieve its investment objective is dependent on the Portfolio Managers’ successful implementation of the Fund’s investment strategies. The Portfolio Managers’ evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Sector Risk: From time to time, the Fund may concentrate its investments in one or more industry sectors. The Fund is currently substantially invested in the Manufacturing sector, and its performance is therefore tied closely to, and affected by, developments in this industry. Companies in the manufacturing sector can be significantly affected by supply and demand both for their specific product or service and for manufacturing sector products in general, a decline in demand for products due to rapid technological developments and frequent new product introduction, government regulation, world events and economic conditions, and the risks associated with potential environmental damage and product liability claims.

Large-Sized Companies Risk: The stocks of large‑capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

Small-Sized and Medium-Sized Companies Risk: The Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Smaller companies may have limited product lines, markets, and financial resources, and their management may be dependent on fewer key individuals.

Models and Data Risk: To the extent a model does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the model or data are incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the model or data been correct and complete. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Non-Diversification Risk. Because the Fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Other Investment Companies Risk: The Fund may invest in shares of other investment companies, such as other ETFs. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of the other investment company’s fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company. Investments in other ETFs are also generally subject to the “Structural ETF Risks” described above.

High Portfolio Turnover Risk: High portfolio turnover will produce higher transaction costs (such as brokerage commissions and dealer markups) that the Fund must pay, thus reducing the performance of the Fund. High portfolio turnover may also result in higher taxes when shares of the Fund are held in a taxable account.

Tax Risks: The writing of options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Options entered into by the Funds may also be subject to the federal tax rules applicable to straddles under the Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in U.S. Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Temporary Defensive Position Risk: From time to time, the Fund may take temporary defensive positions in response to adverse market, economic, or political conditions by holding all or a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. The Portfolio Managers also may invest in these types of securities or hold cash while its Portfolio Managers are looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment objectives.

Tax Law Change Risk: Tax law is subject to change, possibly with retroactive effect, or to different interpretations.  For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire at the end of 2025).  The Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates.  Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted.  Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

Performance Information

As of the date of this Prospectus, the Fund does not have a full calendar year of performance. Prior performance shown below is for the Predecessor Fund. The Fund has adopted the performance of the Predecessor Fund as a result of the reorganization. Prior to the reorganization, the Fund was a shell Fund with no assets and had not commenced operations. The Predecessor Fund had a substantially similar investment objective and investment strategy as the Fund.

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for the one-year period and since inception period compared with those of an index that reflects a broad measure of market performance, the S&P 500® Index. For additional information on this index, please see “Description of Index” on page 31 of this Prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available at www.hennessyetfs.com)

HENNESSY GROWTH AND INCOME ETF
CALENDAR YEAR TOTAL RETURNS

For the period shown in the bar chart, the Fund’s highest quarterly return was 12.34% for the quarter ended June 30, 2023, and the lowest quarterly return was -3.58% for the quarter ended September 30, 2023.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2024)

	One Year	Since Inception (5/18/2022)
Hennessy Tactical Growth and Income ETF
Return before taxes	[•]%	[•]%
Return after taxes on distributions	[•]%	[•]%
Returns after taxes on distributions and sale of Fund shares	[•]%	[•]%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	[•]%	[•]%

In addition to the S&P 500® Index, the Predecessor Fund compared its performance against the Bloomberg U.S. Aggregate Bond Index, the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index, and the CBOE S&P 500® Buy/Write Index. The average annual total returns for the one-year and since inception period ended December 31, 2024 were (i) [•]% and [•]%, respectively, for the Bloomberg U.S. Aggregate Bond Index; (ii) [•]% and [•]%, respectively, for the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index; and (iii) [•]% and [•]%, respectively, for the CBOE S&P 500® Buy/Write Index.

The after-tax returns are calculated using the historical highest individual stated federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The calendar year-to-date total return of the Fund as of March 31, 2025, was [•]% .

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Funds.

Portfolio Managers

Jonathan Molchan and L. Joshua Wein, CAIA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Molchan has served as a Portfolio Manager of the Fund since its inception in 2022. His service on the Fund prior to [•][•], was at the prior advisor to the Fund, which he joined in 2022. Mr. Wein has served as a Portfolio Manager of the Fund since [•][•], 2025.

HENNESSY TACTICAL GROWTH ETF

Investment Objectives

The Hennessy Tactical Growth ETF seeks to achieve long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment in each Fund)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that a Fund’s operating expenses are equal to the total annual Fund operating expenses. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the

Fund’s performance. The Fund is the accounting successor as a result of a reorganization in which the Fund acquired all of the assets and liabilities of the STF Tactical Growth ETF (the “Predecessor Fund”). During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was ____% of the average value of its portfolio.

Principal Investment Strategy

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by allocating its investments among a combination of (i) U.S. equity securities or ETFs that, in the aggregate, seek to replicate the Nasdaq-100® Index (the “Equity Index Allocation”), (ii) directly in, or in ETFs that hold, long-duration U.S. Treasury securities (the “Fixed Income Allocation”), and (iii) short-term U.S. Treasury bills, money market funds, and cash or cash equivalents (the “Cash Equivalents”). In addition, the Fund also may opportunistically employ an options spread strategy, as discussed in more detail below.

In making investment decisions for the Fund, the Portfolio Managers utilize a proprietary, tactical growth unconstrained growth model (the “TUG Model”). The TUG Model combines both quantitative and qualitative analysis factors, but are primarily quantitative in nature. The quantitative factors underlying the TUG Model include, but are not limited to, asset class (i.e., equity and fixed income) and market volatility, as well as rates of change in both asset class price action (i.e., the price movement of securities in a particular asset class over time) and market volatility. The TUG Model is based on signals that are derived from a proprietary algorithm that tracks market price action across equities, fixed income, and commodities, to include rates of change in correlation and volatility. In response to shifts in price action, market volatility, and correlation of the two primary asset classes based on the TUG Model, the Portfolio Managers will adjust the Fund’s portfolio allocation between the Equity Index Allocation and the Fixed Income Allocation and thereby seek to proactively adapt to current market conditions.

The TUG Model provides the opportunity to take advantage of both equity bull and bear markets through the use of strategic long equity positions in addition to long Treasury and money market positions. In seeking to capitalize on the non-correlative relationship between equities and fixed income securities, the Portfolio Managers use the TUG Model to assess which asset class provides the best opportunity for growth in light of prevailing market conditions. For example, when the equity markets become indecisive, the TUG Model seeks to both protect and benefit the Fund from the periodic reversals in equities by allocating assets to bond or Cash Equivalents.

The TUG Model monitors several moving averages of various lengths to measure underlying trends within the Nasdaq-100® Index. Multiple buy and sell signals are incorporated into the TUG Model to take advantage of evolving market conditions. As a result, the TUG Model generates unique signals in both bullish and bearish markets, as the market tends to behave differently depending on the trend. A partial allocation to Treasury bonds may be made when the equity signal is not at full strength. The Fund’s exposure to sectors may change over time.

The Fund may from time to time hold a significant portion of its portfolio in cash or cash equivalents to respond to adverse market, economic, political, or other conditions, to look for suitable investment opportunities, or to maintain liquidity.

The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Fund’s investment manager, or other service providers (including custodians and financial intermediaries) to suffer data breaches, data corruption, or denial‑of‑service attacks. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Fund’s investment manager, or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund shares, potentially resulting in financial losses to the Fund and its shareholders.

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, political and other events, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Structural ETF Risks: The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Market Participants Risk: Only an AP may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of the Fund’s shares but such market makers are under no obligation to do so. Decisions by APs or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the AP’s ability to proceed with creation or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in the Fund’s shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads of the Fund’s shares. “Bid” refers to the highest price a buyer will pay to buy a specified number of shares of a stock at any given time. “Ask” refers to the lowest price at which a seller will sell the stock. The difference between the bid price and the ask price is called the “spread.

Cost of Buying or Selling Shares Risk: Due to the costs of buying or selling the Fund’s shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk: As with ETFs generally, the Fund’s shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). If a shareholder purchases the Fund’s shares at a time when the market price is at a premium to the net asset value or sells the Fund’s shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Fund’s NAV per share, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks: Although the Fund’s shares are listed for trading on the Exchange, there can be no assurance that the Fund’s shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares. Trading in shares on the Exchange may be halted by the Exchange because of market conditions that, in the view of the Exchange, make trading in the Fund inadvisable. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund or may only be able to do so at an increased premium or discount.

Fixed Income Risks: Current market conditions and the actions of governmental authorities present heightened risks to the fixed income market generally. Such risks could be further heightened if such market conditions become more volatile or the governmental and regulatory actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In addition, the market environment may expose fixed-income and debt markets to significant volatility and reduced liquidity for Fund investments.

Call Risk: During periods of falling interest rates, an issuer of a callable bond held by the Fund may call or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.

Extension Risk: During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

Interest Rate Risk: An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Variable and floating rate securities may increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities.

Limited Operating History Risk: The Fund is a recently organized company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision.

Management Risk: The Fund is actively managed and its ability to achieve its investment objective is dependent on the Portfolio Managers’ successful implementation of the Fund’s investment strategies. The Portfolio Managers’ evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Sector Risk: From time to time, the Fund may concentrate its investments in one or more industry sectors. The Fund is currently substantially invested in the Manufacturing sector, and its performance is therefore tied closely to, and affected by, developments in this industry. Companies in the manufacturing sector can be significantly affected by supply and demand both for their specific product or service and for manufacturing sector products in general, a decline in demand for products due to rapid technological developments and frequent new product introduction, government regulation, world events and economic conditions, and the risks associated with potential environmental damage and product liability claims.

Large-Sized Companies Risk: The stocks of large‑capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.

Small-Sized and Medium-Sized Companies Risk: The Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Smaller companies may have limited product lines, markets, and financial resources, and their management may be dependent on fewer key individuals.

Models and Data Risk: To the extent a model does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the model or data are incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the model or data been correct and complete. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Non-Diversification Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Other Investment Companies Risk: The Fund may invest in shares of other investment companies, such as other exchange-traded funds. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of the other investment company’s fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company. Investments in other ETFs are also generally subject to the “Structural ETF Risks” described above.

High Portfolio Turnover Risk: High portfolio turnover will produce higher transaction costs (such as brokerage commissions and dealer markups) that the Fund must pay, thus reducing the performance of the Fund. High portfolio turnover may also result in higher taxes when shares of the Fund are held in a taxable account.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Temporary Defensive Position Risk: From time to time, the Fund may take temporary defensive positions in response to adverse market, economic, or political conditions by holding all or a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. The Portfolio Managers also may invest in these types of securities or hold cash while its Portfolio Managers are looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment objectives.

Tax Law Change Risk: Tax law is subject to change, possibly with retroactive effect, or to different interpretations.  For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire at the end of

2025).  The Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates.  Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted.  Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

Performance Information

As of the date of this Prospectus, the Fund does not have a full calendar year of performance. Prior performance shown below is for the Predecessor Fund. The Fund has adopted the performance of the Predecessor Fund as a result of the reorganization. Prior to the reorganization, the Fund was a “shell” Fund with no assets and had not commenced operations. The Predecessor Fund had a substantially similar investment objective and investment strategy as the Fund.

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for the one-year period and since inception period compared with those of an index that reflects a broad measure of market performance, the S&P 500 Index. For additional information on this index, please see “Description of Index” on page 31 of this Prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available at www.hennessyetfs.com)

HENNESSY GROWTH ETF
CALENDAR YEAR TOTAL RETURNS

For the period shown in the bar chart, the Fund’s highest quarterly return was 14.63% for the quarter ended March 31, 2023, and the lowest quarterly return was -3.50% for the quarter ended September 30, 2023.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2024)

	One Year	Since Inception (5/18/2022)
Hennessy Tactical Growth ETF
Return before taxes	[•]%	[•]%
Return after taxes on distributions	[•]%	[•]%
Returns after taxes on distributions and sale of Fund shares	[•]%	[•]%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	[•]%	[•]%

In addition to the S&P 500® Index, the Predecessor Fund compared its performance against the Bloomberg U.S. Aggregate Bond Index, and the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index. The average annual total returns for the one-year and since inception period ended December 31, 2024 were (i) [•]% and [•]%, respectively, for the Bloomberg U.S. Aggregate Bond Index; and (ii) [•]% and [•]%, respectively, for the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index.

The after-tax returns are calculated using the historical highest individual stated federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The calendar year-to-date total return of the Fund as of March 31, 2025, was [•]% .

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Funds.

Portfolio Managers

Jonathan Molchan and L. Joshua Wein, CAIA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Molchan has served as a Portfolio Manager of the Fund since its inception in 2022. His service on the Fund prior to [•][•], was at the prior advisor to the Fund, which he joined in 2022. Mr. Wein has served as a Portfolio Manager of the Fund since [•][•], 2025.

IMPORTANT ADDITIONAL FUND INFORMATION

Purchase and Sale of Fund Shares

Shares of the Funds are listed on a national securities exchange, such as the Exchange, and most investors will buy and sell shares through brokers at market prices, rather than NAV. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market.

The Fund issues and redeems shares at NAV only in large blocks known as “Creation Units,” which only APs (typically broker-dealers) may purchase or redeem. Creation Units generally consist of 5,000 shares, though this may change from time to time. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities or cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

The Funds are new and therefore do not have any information regarding how often shares are traded on the Exchange at prices above (i.e., at a premium) or below (i.e., at a discount) the NAVs of the Funds. Once available, this information will be presented, free of charge, on the Funds’ website at www.hennessyetfs.com.

Tax Information

The Funds’ distributions generally will be taxable to you as ordinary income or capital gains regardless of whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), Hennessy Advisors may pay the intermediary for performing shareholder services or distribution-related services for the Funds. If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Funds over other investments. Ask your financial advisor or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT INFORMATION

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. If a Fund does so, it must provide 60 days’ notice to shareholders prior to implementing the change. An investment objective is not a guarantee.

The Statement of Additional Information (“SAI”) for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds’ policies and procedures regarding disclosure of its portfolio holdings.

If a Fund acquires another fund, the Fund may hold indefinitely the portfolio securities transferred to the Fund from the acquired fund (“acquired portfolio securities”) unless this violates the investment limitations of the Fund. Each Fund may sell acquired portfolio securities in the ordinary course of business in order to rebalance its portfolio or adjust its portfolio in accordance with its investment strategy or to meet redemption requests.

Recent information, including information regarding the Funds’ NAVs, market prices, premiums and discounts, and bid/ask spreads, is also available at hennessyetfs.com.

MANAGEMENT OF THE FUND

Investment Manager

Hennessy Advisors, Inc. is a registered investment advisor and is the investment manager of the Funds. The Investment Manager’s address is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.

The Investment Manager has been providing investment advisory services since 1989. The Investment Manager furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Fund. As of December 31, 2024, the Investment Manager managed over $4.6 billion of net assets on behalf of Hennessy Funds Trust, of which the Funds are a separate series.

Management Fees

For its services, each Fund pays the Investment Manager a unitary management fee that is computed daily and paid monthly at an annual rate of 0.65% times the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ first annual or semi-annual report to shareholders.

Portfolio Managers

Where a Fund is managed by multiple Portfolio Managers, such management is conducted with research, stock selection, portfolio composition, and day-to-day trading decisions distributed equally among the Portfolio Managers.

Jonathan Molchan has served as a Portfolio Manager of the Hennessy Tactical Growth and Income Fund and the Hennessy Tactical Growth Fund since their inception in 2022. His service on such funds prior to [•][•], 2025, was at STF Management, LP, the prior advisor to the Funds, which he joined in 2022. Mr. Molchan has been employed by the Investment Manager since [•][•], 2025. He was previously a Portfolio Manager with Cowen Prime Advisors LLC from 2021 to 2022. From 2019 until 2021, Mr. Molchan was a Managing Director and Portfolio Manager at Harvest Volatility Management, LLC.

L. Joshua Wein, CAIA, has served as a Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Gas Utility Fund, and the Hennessy Technology Fund since February 2021, and as the Co-Portfolio Manager of these Funds since February 2019.

He served as a Senior Analyst of those same Funds from September 2018 through February 2019. He also has served as a Portfolio Manager of the Hennessy Energy Transition Fund and the Hennessy Midstream Fund since January 2022 and of the Hennessy Tactical Growth and Income Fund and the Hennessy Tactical Growth Fund since [•][•], 2025. Mr. Wein served as Director of Alternative Investments and Co‑Portfolio Manager at Sterling Capital Management from 2008 to 2018.

Additional Investment Manager Information

The SAI, which is incorporated by reference into this Prospectus, provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is called the net asset value (“NAV”). NAV is calculated for each Fund by dividing the Fund’s assets, minus its liabilities, by the number of shares outstanding. The NAVs of the Funds’ shares are normally determined as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern time/1:00 p.m. Pacific time. When the NYSE closes early on a valuation day, each Fund calculates its NAV as of such early closing time. The NYSE is closed for trading on New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may close for trading on national days of mourning or due to natural disasters or other extraordinary events or emergencies. On a day when the NYSE is closed, each Fund does not determine its NAV, and investors may not purchase or redeem Fund shares. The Funds calculate their NAVs based on the market prices of the securities they hold.

If market quotations are not available or deemed unreliable, the Funds will value securities at their fair value pursuant to the procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the amount each Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and each Fund may not be able to sell a security at its fair value. Market quotations may not be available if, for example, trading in particular securities was halted during the day and not resumed prior to the close of trading on the applicable stock exchange.

How to Purchase and Redeem Shares

The Funds issue and redeem their shares at NAV only in Creation Units. Only APs may acquire shares directly from the Funds, and only APs may tender their shares for redemption directly to the Funds, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Fund shares trade in the secondary market in quantities less than a Creation Unit. Most investors buy and sell shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each purchase and sale transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy shares, and receive less than NAV when you sell those shares.

Book Entry

Fund shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund. Investors owning Fund shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Share Trading Prices on the Exchange

Trading prices of Fund shares on the Exchange may differ from the Funds’ daily NAVs. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Fund shares. The price you pay or receive when you buy or sell Fund shares in the secondary market may be more or less than the NAV of such shares

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Fund shares. In determining not to approve a written, established policy, the Board of Trustees evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Fund shares directly with each Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board of Trustees has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds reserve the right to reject any purchase order at any time.

Fair Value Pricing

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value as determined by the Investment Manager under the Funds’ established fair value pricing procedures. The Investment Manager, as the Funds’ valuation designee (pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended), is subject to the oversight of the Board of Trustees. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value. Market quotations may not be available if, for example, trading in particular securities was halted during the day and not resumed prior to the close of trading on the applicable stock exchange.

Dividends and Distributions

The Growth and Income ETF expects to pay out dividends, if any, on a monthly basis. The Growth ETF expects to pay out dividends, if any, at least annually. Each Fund expects to distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Tax Information

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

The Funds have elected to be treated and intend to qualify each year as a RIC. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation at the Fund and consequently, a reduction in income available for distribution to you as a shareholder.

Taxes on Distributions. The Funds intend to distribute, at least annually, substantially all of their net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long each Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by each Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates.  Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that each Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any, a high portfolio turnover rate or investments in non-qualified foreign corporations. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.  The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations. Shortly after the close of each calendar year, you will be informed of the character of any distributions received from each Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.  Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Fund shares’ NAV when you purchased your shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold on the Exchange. For federal income tax purposes, any capital gain or loss realized upon a sale of Fund shares generally is treated as a long-term capital gain or loss if shares have been held for more than 12 months and as a short-term capital gain or loss if shares have been held for 12 months or less. However, any capital loss on a sale of Fund shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. Any loss realized on a sale will be disallowed to the extent Fund shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Fund shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of Fund shares acquired.

Taxes on Purchases and Redemptions of Creation Units. An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

Hennessy Funds Trust, on behalf of the Funds, has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. Hennessy Funds Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).

A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the applicable Fund to recognize investment income or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Distributor

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, when available, can be found at www.hennessyfunds.com.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of a Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the fund that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Description of Index1

Description of the index used in this Prospectus is found below. This index is used in the Prospectus for comparative purposes in accordance with SEC regulations.

S&P 500® Index – This index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries.

1	Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

Important Notice Regarding Delivery of Shareholder Documents

To help keep the Funds’ costs as low as possible, we generally deliver a single copy of shareholder documents, including Prospectuses, supplements, shareholder reports, notices, proxy statements, and other similar documents to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings, please call U.S. Bank Global Fund Services at 1-800-261-6950, and individual delivery will begin within 30 calendar days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, Prospectuses, tax forms, and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or contacting the Fund at 1-800-261-6950.

Additional Information

The Funds enter into contractual arrangements with various parties, including among others the Investment Manager, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH

THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the financial performance of the Predecessor Funds for the periods shown below. Certain information reflects financial results for a single share of a Predecessor Fund. The “Total Return” figure shows how much your investment would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm. Cohen & Company, Ltd.’s report and the Target Funds’ financial statements are included in the Form N‑CSR of the Predecessor Funds, including their Annual Report to Shareholders for the fiscal year ended March 31, 2024, containing audited financial statements, which are available upon request.

Financial Highlights
STF Tactical Growth & Income ETF
For a share outstanding throughout each period

	Six Months Ended September 30, 2024 (Unaudited)	Year Ended March 31, 2024	Period Ended March 31, 2023(1)
PER SHARE DATA:
Net asset value, beginning of period	$ 23.51	$ 20.72	$ 25.00

Income from investment operations:
Net investment income(2)	0.03	0.17	0.34
Net realized and unrealized gain (loss) on investments(3)	1.05	5.31	(2.59)
Total from investment operations	1.08	5.48	(2.25)

Less distributions:
Dividends from net investment income	(1.41)	(0.26)	(0.46)
Dividends from return of capital	—	(2.43)	(1.57)
Total distributions paid	(1.41)	(2.69)	(2.03)
ETF transaction fees per share	0.00	0.00(4)	0.00(4)
Net asset value, end of period	$ 23.18	$ 23.51	$ 20.72

TOTAL RETURN ON NET ASSET VALUE(5)	4.76%	28.15%	(8.66)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$ 33,616	$ 45,260	$ 20,199
Ratio of expenses to average net assets(6)	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets(6)	0.25%	0.74%	1.86%
Portfolio turnover rate(5)(7)	38%	135%	429%

(1)	Inception date of the Fund was May 18, 2022.
(2)	Calculated using average shares outstanding method.
(3)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(4)	Amount represents less than $0.005 per share.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover rate excludes effect of in-kind transactions.

Financial Highlights
STF Tactical Growth ETF
For a share outstanding throughout each period

	Six Months Ended September 30, 2024 (Unaudited)	Year Ended March 31, 2024	Period Ended March 31, 2023(1)
PER SHARE DATA:
Net asset value, beginning of period	$ 31.87	$ 24.74	$ 25.00

Income from investment operations:
Net investment income(2)	0.04	0.21	0.34
Net realized and unrealized gain (loss) on investments(3)	1.63	7.13	(0.26)
Total from investment operations	1.67	7.34	0.08

Less distributions:
Dividends from net investment income	(0.04)	(0.21)	(0.34)
Total distributions paid	(0.04)	(0.21)	(0.34)
ETF transaction fees per share	0.00	0.00(4)	0.00(4)
Net asset value, end of period	$ 33.50	$ 31.87	$ 24.74

TOTAL RETURN ON NET ASSET VALUE(5)	5.25%	29.83%	0.43%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$ 190,116	$ 185,650	$ 128,627
Ratio of expenses to average net assets(6)	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets(6)	0.25%	0.77%	1.66%
Portfolio turnover rate(5)(7)	46%	140%	423%

(1)	Inception date of the Fund was May 18, 2022.
(2)	Calculated using average shares outstanding method.
(3)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(4)	Amount represents less than $0.005 per share.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover rate excludes effect of in-kind transactions.

PRIVACY POLICY

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;
•	Age and marital status;
•	Commercial information, including records of products purchased;
•	Browsing history, search history, and information on interaction with our website;
•	Geolocation data;
•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and
•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information. Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to (i) update any inaccurate or incomplete personal information, (ii) opt out or restrict the processing of your personal information, and (iii) request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

For information, questions, or assistance, please call
Hennessy Funds

1-800-671-3199 or 1-415-899-1555

INVESTMENT MANAGER
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1835 Market St., Suite 310
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

To learn more about the Hennessy Tactical Growth and Income ETF and the Hennessy Tactical Growth ETF, please read the Funds’ Statement of Additional Information (the “SAI”), which contains additional information about the Funds. The Funds have incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual and semi‑annual reports to shareholders and in Form N-CSR. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In the Funds’ Form N-CSR, you will find the Funds’ annual and semi-annual financial statements and other information.

The SAI, the Funds’ annual and semi-annual reports to shareholders, and other information such as the Funds’ financial statements are all available to shareholders and prospective investors without charge upon request, by calling 1-877-671-3199 or 1-415-899-1555 or at www.hennessyfunds.com.

Prospective investors and shareholders who have questions about the Funds may also call 1-877-671-3199 or 1-415-899-1555 or write to the following address:

Hennessy Funds
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

The general public can review and copy information about the Funds (including the SAI) on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by emailing publicinfo@sec.gov.

When seeking information about the Funds, please refer to Hennessy Funds Trust’s Investment Company Act File No. 811-07168.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION,
SUBJECT TO COMPLETION, DATED MAY 19, 2025

STATEMENT OF ADDITIONAL INFORMATION [•] [•], 2025

HENNESSY FUNDS TRUST
7250 Redwood Boulevard
Suite 200
Novato, California 94945
1-877-671-3199
1-415-899-1555

This Statement of Additional Information (this “SAI”) relates to the Hennessy Tactical Growth and Income ETF (TUGN) and the Hennessy Tactical Growth ETF (TUG) (each, a “Fund” and together, the “Funds”). The Funds are listed on The Nasdaq Stock Market LLC. This SAI does not relate to the other series of Hennessy Funds Trust, which are offered in different Prospectuses and Statements of Additional Information, each dated February 28, 2025, as may be amended and restated from time to time. This SAI is not a prospectus and should be read in conjunction with the current Prospectus of the Funds (the “Fund Prospectus”), dated [•], 2025, as may be amended and supplemented from time to time. A copy of the Fund Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.

As detailed below, each Fund is a successor to a series of Listed Funds Trust, a Delaware statutory trust (“LiFT”), pursuant to a reorganization that became effective on [•] [•], 2025 (each such predecessor fund, a “Predecessor Fund” and, together, the “Predecessor Funds”):

•
The Hennessy Tactical Growth and Income ETF (the “Growth and Income ETF”), a series of Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds Trust” or “Trust”), is the successor to the STF Tactical Growth & Income ETF, a series of LiFT; and

•	The Hennessy Tactical Growth ETF (the “Growth ETF”), a series of Hennessy Funds Trust, is the successor to the STF Tactical Growth ETF, a series of LiFT.
Prior to the reorganization date, each Fund had no investment operations. In connection with the reorganization, holders of shares of each Predecessor Fund received shares of the applicable successor Fund. Each successor Fund is the accounting and performance information successor of the corresponding Predecessor Fund.

Each Predecessor Fund is sometimes referenced in this SAI as the applicable current Fund, even though any reference to any such Fund on or prior to [•] [•], 2025, actually refers to that Fund’s applicable Predecessor Fund.

The Predecessor Funds’ financial statements, accompanying notes, and report of independent registered public accounting firm contained in the Form N‑CSR of the Predecessor Funds, dated March 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2024, are incorporated by reference into this SAI. Copies of the Predecessor Funds’ annual and semi‑annual reports to shareholders, and other information such as the Predecessor Funds’ financial statements, may be obtained, without charge, by calling the Funds at the toll-free telephone number shown above, by visiting the Funds’ website at www.hennessyetfs.com, or on the SEC’s website at www.sec.gov.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	1
INVESTMENT RESTRICTIONS	1
EXCHANGE LISTING AND TRADING	3
INVESTMENT CONSIDERATIONS	3
TRUSTEES AND OFFICERS	18
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	26
MANAGEMENT OF THE FUNDS	26
PORTFOLIO TRANSACTIONS	31
DISCLOSURE OF PORTFOLIO HOLDINGS	32
BOOK ENTRY ONLY SYSTEM	33
PURCHASE AND REDEMPTION OF CREATION UNITS	34
VALUATION OF SHARES	39
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	40
DESCRIPTION OF CERTAIN INSTRUMENTS	51
ANTI-MONEY LAUNDERING PROGRAM	52
OTHER INFORMATION	52

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated [•], 2025, and, if given or made, such information or representations may not be relied upon as having been authorized by Hennessy Funds Trust.

This Statement of Additional Information does not constitute an offer to sell securities.

B-i

FUND HISTORY AND CLASSIFICATION

Each Fund is a separate investment portfolio or series of Hennessy Funds Trust, a Delaware statutory trust organized on September 17, 1992. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (referred to herein as the “1940 Act,” with such term including, as appropriate, the regulations, rules, and guidance issued by the SEC thereunder). The Trust is comprised of 19 series, including the Funds (collectively, the “Hennessy Funds”). The series described in this SAI are the Growth and Income ETF and the Growth ETF. The Funds are advised by Hennessy Advisors, Inc. (the “Investment Manager”).

Each Fund is a successor to a Predecessor Fund pursuant to a reorganization that became effective on [•] [•], 2025. Prior to that date, neither Fund had any investment operations. The Growth and Income ETF is the successor to the STF Tactical Growth & Income ETF, and the Growth ETF is the successor to the STF Tactical Growth ETF. The Predecessor Funds were managed by STF Management, LP (“STFM”) and had the same investment objectives and the same investment strategies as the Funds. In connection with the reorganization, holders of shares of each Predecessor Fund received shares of the applicable successor Fund. Each successor Fund is the accounting and performance information successor of the corresponding Predecessor Fund. Also in connection with the reorganization, the Investment Manager retained one of the portfolio managers of the Predecessor Funds, Jonathan Molchan, as a portfolio manager of the Funds.

Each Fund has a non‑diversified portfolio. The investment objective of the Growth and Income ETF is to seek long-term growth of capital and current income. The investment objective of the Growth ETF is to seek long-term growth of capital.

Each Fund is an actively managed exchange-traded fund (“ETF”). Each Fund issues and redeems shares on a continuous basis at its net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units generally are issued in exchange for portfolio securities and an amount of cash. Each Fund’s shares are listed and traded on The Nasdaq Stock Market LLC (the “Exchange”). Shares trade in the secondary market at market prices that may differ from the shares’ NAVs. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, also in exchange for portfolio securities and an amount of cash. Shareholders who are not Authorized Participants (as defined herein), therefore, will not be able to purchase or redeem shares directly with or from a Fund. Instead, shareholders who are not Authorized Participants will buy and sell shares in the secondary market through a broker.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The investment restrictions set forth below are fundamental policies of each Fund that cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the Fund’s outstanding shares.

Senior Securities

Each Fund may issue senior securities to the extent permitted by the 1940 Act.

Borrowing

Each Fund may borrow money to the extent permitted by the 1940 Act.

Underwriting

Except to the extent a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), when selling portfolio securities or selling its own shares, neither Fund may act as an underwriter.

Industry Concentration

Neither Fund may make an investment in any one industry if such investment would cause the aggregate value of the Fund’s investment in such industry to equal or exceed 25% of the Fund’s net assets except to the extent the Nasdaq-100® Index is concentrated in an industry or a group of industries. This policy does not apply to U.S. Treasury securities, which are obligations issued or guaranteed by the U.S. government, and U.S. government agency and instrumentality obligations (collectively with U.S. Treasury securities, “U.S. Government Securities”), repurchase agreements collateralized by U.S. Government Securities, certificates of deposit, and bankers’ acceptances. For purposes of this policy, investment companies and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. Certain of these instruments are described in greater detail under the “DESCRIPTION OF CERTAIN INSTRUMENTS” section of this SAI.

Real Estate

Neither Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments or as permitted under the 1940 Act (although each Fund may invest in securities or other instruments secured by real estate or securities of companies engaged in the real estate business).

Commodities

Neither Fund may buy or sell commodities or purchase or sell commodity contracts except to the extent permitted under the 1940 Act, but this does not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Loans

Each Fund may make loans to the extent permitted by the 1940 Act.

OTHER INVESTMENT RESTRICTIONS

Illiquid Securities

Each Fund will not invest more than 15% of the value of its net assets in illiquid securities.

GENERAL

The policies and limitations listed above supplement those set forth in the Fund Prospectus. The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions, or non-fundamental restriction will be deemed to have occurred.

EXCHANGE LISTING AND TRADING

Shares of the Funds are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of its shares. The Exchange may, but is not required to, remove a Fund’s shares from listing if, among other things, (i) any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11 under the 1940 Act (“Rule 6c‑11”), (ii) there are fewer than 50 beneficial owners of the Fund’s shares, or (iii) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings with the Fund on the Exchange inadvisable. The Exchange will remove a Fund’s shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of a Fund’s shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions in the shares of the Funds will be based on negotiated commission rates at customary levels, and will be borne by shareholders.

INVESTMENT CONSIDERATIONS

The Fund Prospectus describes the principal investment strategies and risks of the Funds. This section expands on that discussion and also describes non-principal investment strategies and risks of the Funds. With respect to a Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non‑Diversification Risk

Each Fund is classified as a non-diversified investment company under the 1940 Act. A non‑diversified classification means that a fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that each Fund may invest a greater portion of its total assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. Thus, the securities of a particular issuer may constitute a greater portion of each Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject its shares to greater price volatility than more diversified investment companies.

Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its portfolio.

Although each Fund is non‑diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) within the meaning of Subchapter M of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of each Fund and may make it less likely that a Fund will meet its investment objectives. To qualify as a RIC under the Code, each Fund must meet the diversification requirements described in the section titled “QUALIFICATION AS A REGULATED INVESTMENT COMPANY” in this SAI.

Costs of Buying or Selling Shares Risk

Investors buying or selling a Fund’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of a Fund’s shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy a Fund’s shares (the “bid” price) and the price at which an investor is willing to sell the Fund’s shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund, or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of a Fund’s shares may significantly reduce investment results and an investment in a Fund’s shares may not be advisable for investors who anticipate regularly making small investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Debt Securities

In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper are examples of debt securities and differ in the length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

Debt securities are all generally subject to interest rate, credit, income, and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Investment Manager attempts to reduce credit and market risk through diversification of a Fund’s portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

A Fund’s investments in debt securities may subject the Fund to the following risks:

Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer, or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that a Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

A Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the Investment Manager, or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by a Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by a Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody’s Investors Service or Standard & Poor’s Financial Services, to help describe the creditworthiness of the issuer.

Credit Ratings Risk. Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data, which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell, or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension Risk. A Fund is subject to extension risk, which is the risk that the market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income Risk. Each Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. A Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by a Fund to its shareholders may be less.

Fluctuations in income paid to a Fund are generally greater for variable rate debt securities. A Fund will be deemed to receive taxable income on certain securities that pay no cash payments until maturity, such as zero-coupon securities. A Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation Risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. Debt securities that pay a fixed rather than variable interest rates are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates that have historically corresponded with long-term inflationary trends.

Interest Rate Risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long‑term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter‑term debt securities. The longer a Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high‑quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Prepayment Risk. Debt securities, especially bonds that are subject to calls, such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been called or prepaid will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a Fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

Preferred Stocks

Preferred stocks are units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable‑rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants

 A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive. An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Tracking Stocks

A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company, and which is designed to track the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Options

Each Fund may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

Each Fund may trade put and call options on securities, securities indices and currencies, as the Investment Manager determines is appropriate in seeking a Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an opening transaction. To close out an option position, a Fund may enter into a closing transaction, which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund. Each Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities. Each Fund may purchase and write options on an exchange or over-the-counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non‑performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security, and the time remaining until the expiration date.

Risks associated with options transactions include that (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates, (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them, (iii) there may not be a liquid secondary market for options, and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The writing of options by a Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income (as defined below). Options entered into by a Fund may also be subject to the federal tax rules applicable to straddles under the Code. If positions held by a Fund were treated as straddles for federal income tax purposes, or if the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in U.S. Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character, and timing of a Fund’s gains and losses with respect to straddle positions.

New rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The costs of derivatives transactions also may increase due to regulatory requirements imposed on clearing members, which may cause clearing members to raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on a Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements, and related requirements expose each Fund to new kinds of risks and costs.

Rule 18f-4 under the 1940 Act (“Rule 18f-4”) imposes limits on the amount of leverage risk to which each Fund may be exposed through the use of such derivatives and requires the adoption of certain derivatives risk management measures. Under Rule 18f-4, a Fund’s investment in such derivatives is limited through value-at-risk (“VaR”) testing. Specifically, the VaR of a Fund’s portfolio may not exceed 200% of the VaR of a specific unleveraged designated reference portfolio using relative VaR testing (or 20% of the value of a Fund’s net assets using absolute VaR testing). Generally, if a Fund’s derivatives exposure exceeds 10% of its net assets, it is required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by the Board of Trustees, and appoint a derivatives risk manager. If a Fund’s derivatives exposure does not exceed 10% of its net assets, it may be considered limited derivatives user and is not required to comply with all of the conditions of Rule 18f-4, including the adoption of a derivatives risk management program and appointment of a derivatives risk manager, though the Fund would be required to adopt policies and procedures designed to manage derivatives risk. The Funds are in compliance with Rule 18f-4, with the Growth and Income ETF functioning as a derivatives user and the Growth ETF functioning as a limited derivatives user.

Exclusion from Commodity Pool Operator Definition

The Investment Manager has claimed an exclusion from the definition of commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission, a U.S. government agency (the “CFTC”). As a result, the Investment Manager is not subject to CFTC registration or regulation as a CPO with respect to the Funds. The Investment Manager relies on a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC with respect to the Funds.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in commodity interests. Commodity interests include commodity futures, commodity options, and swaps, which in turn include non-deliverable currency forward contracts. Because the Investment Manager and each Fund intend to comply with the terms of the CPO exclusion, in the future a Fund may need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Investment Manager’s or the Funds’ reliance on these exclusions, the Funds’ investment strategies, or this SAI.

Generally, the exclusion from CPO regulation on which the Investment Manager relies requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): (i) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (ii) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, neither Fund may be marketed as a commodity pool or otherwise as a vehicle for trading in commodity futures, commodity options, or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Investment Manager may need to withdraw its notice claiming an exclusion from the definition of a CPO. If the Investment Manager were required to do that and could not find another exemption, then the Investment Manager would be subject to registration and regulation as a CPO in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements based on the Investment Manager’s compliance with comparable SEC requirements. However, in the event the Investment Manager had to register as a CPO, the Funds might incur additional compliance and other expenses as a result of CFTC regulations governing commodity pools and CPOs.

Global Events

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, continuing political tension, and armed conflicts (among other events) may adversely impact financial markets and the broader economy. These events could also have negative effects on a Fund’s investments that cannot be foreseen at the present time. As global systems, economies, and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region, or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Investment Manager or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, or exacerbate pre‑existing risks to a Fund.

Illiquid and Restricted Securities

Neither Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. Illiquid securities are those securities that a Fund reasonably expects cannot be sold, disposed of, or reversed in seven calendar days or less under current market conditions without such sale, disposition, or reversal significantly changing the market value of the investment. In determining the liquidity of a Fund’s investments, the Investment Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).

A Fund may not be able to sell illiquid securities when the Investment Manager considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities, and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally do not seek to sell these instruments to the general public, but instead often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act (“Rule 144A”) establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (“FINRA”). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of securities of the Fund, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day‑to‑day determinations of liquidity to the Investment Manager pursuant to guidelines approved by the Board of Trustees. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited, and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Funds and reports periodically on such decisions to the Board of Trustees.

The Board of Trustees approved a written liquidity risk management program to assess investment liquidity pursuant to Rule 22e-4 of the 1940 Act and designated a committee comprising four of the Investment Manager’s employees to serve as the administrator of the program. No less than annually, the

Board of Trustees must review a written report prepared by the administrator that addresses the operation of the liquidity risk management program and assesses its adequacy and effectiveness. Costs associated with complying with Rule 22e-4 of the 1940 Act could impact each Fund’s performance and its ability to achieve its investment objective.

Investment Company Securities

Investment companies, which are professionally managed portfolios, include other open-end investment companies, closed-end investment companies, unit investment trusts, ETFs, and exchange-traded notes (“ETNs”) that may be organized as either open-end investment companies or unit investment trusts.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee and potential other expenses that a Fund incurs directly in connection with its own operations. Shareholders would also be exposed to the risks associated not only with the investments of the Fund but also with the portfolio investments of the underlying investment companies. Other investment companies may have different investment policies than those of a Fund. Under certain circumstances, an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund in whole or in part by a distribution in kind of securities from its portfolio instead of in cash. As a result, a Fund may hold such securities until the portfolio managers determine it is appropriate to dispose of them. Such disposition imposes additional costs on the Fund. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over the counter at a premium or discount to their NAV. Others are continuously offered at NAV but also may be traded on the secondary market.

Investments in closed-end investment companies are subject to various risks, including (i) reliance on management’s ability to meet the closed-end investment company’s investment objective and to manage the closed-end investment company portfolio, (ii) fluctuation in the NAV of closed-end investment company shares compared to the changes in the value of the underlying securities that the closed-end investment company owns, and (iii) bearing a pro rata share of the management fees and expenses of each underlying closed-end investment company, which results in a Fund’s shareholders being subject to higher expenses than if such shareholder invested directly in the closed-end investment company.

ETFs are pooled investment vehicles that commonly seek to track the performance of specific indices. ETFs may be organized as open-end investment companies or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. The price of ETF shares is based on (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stocks, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. ETFs are subject to the following risks that do not apply to non‑exchange traded funds: (i) in most cases, ETF shares are not individually redeemable, and therefore the liquidity of ETF shares generally depends on the existence of a secondary trading market; (ii) an ETF’s shares may trade at a market price that is above or below such shares’ NAV; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) an ETF may utilize high leverage ratios; or (v) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide circuit breakers (which are tied to large decreases in stock prices) halts stock trading generally.

An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in

ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee reduces the amount of return on maturity or at redemption, and as a result, the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased.

The Funds also may invest in ETFs and other investment companies that seek to return the inverse of the performance of an underlying index on a daily, monthly, or other basis, including inverse or leveraged ETFs. Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that a Fund invests in inverse ETFs, the value of the Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short‑selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

Cash and Short‑Term Securities

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in cash, cash equivalents, or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares, other money market instruments, and ETFs that invest in the foregoing instruments. A Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or for liquidity purposes. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. If a Fund invests in another investment fund, it will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund.

Legal and Regulatory Change Risk

The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of a Fund’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on a Fund could be substantial and adverse.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33-1/3% of the value of the Fund’s total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. A Fund will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. A Fund may share the interest it receives on the collateral securities with the borrower. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.

Typically, a loan may be terminated by the borrower on one business days’ notice, or by the Trust on two to five business days’ notice, depending on the contractual terms.  If the borrower fails to deliver the loaned securities within the required timeframe after receipt of notice, the Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and a Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Board of Trustees deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. A Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities made by the Fund. Each Fund may lend foreign securities consistent with the foregoing requirements.

U.S. Government Securities

Certain U.S. Government Securities are described in greater detail under the “DESCRIPTION OF CERTAIN INSTRUMENTS” section of this SAI. The U.S. government is considered to be the best credit-rated issuer in the debt markets. Since U.S. Treasury securities are direct obligations of the U.S. government, they are considered to have minimal credit risk. While most other government-sponsored securities are not direct obligations of the U.S. government (although some are guaranteed by the U.S. government), they also offer little credit risk. However, market and interest risk relating to U.S. Government Securities still may affect a Fund. For example, debt securities with longer maturities tend to produce higher yields and generally are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, generally would reduce the market value of any U.S. Government Security held by a Fund, while a decline in interest rates generally would increase the market value of such investment.

When‑Issued Securities

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into when-issued transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.

Repurchase Agreements

Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances and to invest in securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a U.S. Government Security, a banker’s acceptance, or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian (as later defined) until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR-based limit on leverage risk.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Market and Regulatory

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events may continue, particularly if they are unprecedented, unforeseen, or widespread.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries affect many aspects of financial regulation and may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may decrease.

Cybersecurity

With the increased use of technologies such as mobile devices and web‑based or cloud applications, along with the dependence on the Internet and computer systems to conduct business, each Fund is susceptible to operational, information security, and related risks. Cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources), and may cause a Fund to lose proprietary information, suffer data corruption, suffer physical damage to a computer or network system, or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses, or gaining unauthorized access to digital systems, networks, or devices that are used to service a Fund’s operations (e.g., through hacking, phishing, or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity incidents affecting a Fund, the Investment Manager, and other service providers to the Funds (including, but not limited to, the Funds’ accountant, Custodian, transfer agent, and financial intermediaries) have the ability to disrupt business operations, potentially resulting in financial losses to each Fund and its shareholders, interfere with a Fund’s ability to calculate its NAV, impede trading, render Fund shareholders unable to transact business and the Fund unable to process transactions, cause violations of applicable privacy and other laws (including the release of private shareholder information), and result in breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and other service providers).

Privacy and Data Protection

Each Fund is subject to a variety of continuously evolving laws and regulations regarding privacy, data protection, and data security, including laws and regulations governing the collection, storage, handling, use, disclosure, transfer, and security of personal data. In light of recent broad-based cybersecurity attacks, legislators and regulators continue to propose and enact new and more robust privacy‑related laws including, but not limited to, the Arkansas Social Media Safety Act, the California Consumer Privacy Act, as amended by the California Privacy Rights Act, the Colorado Privacy Act, the Connecticut Data Privacy Act, the Illinois Biometric Information Privacy Act, the New York State Department of Financial Services Cybersecurity Requirements for Financial Services Companies, the Texas Capture or Use of Biometric Identifiers Act, the Utah Consumer Privacy Act, and the Virginia Consumer Data Protection Act, all of which give data privacy rights to their respective residents (including, in California, a private right of action in the event of a data breach resulting from a failure to implement and maintain reasonable security procedures and practices) and impose significant obligations on controllers and processors of consumer data. Any failure by a Fund to comply with its privacy policies or applicable privacy‑related laws could result in legal or regulatory proceedings against the Fund by governmental authorities, third‑party vendors, or others, which could adversely affect the Fund. The interpretation of existing privacy‑related laws and the various regulators’ approaches to their enforcement continue to evolve over time. Each Fund faces the risk that these laws may be interpreted and applied in conflicting ways in different jurisdictions or in a manner that is not consistent with the Funds’ current privacy policies or that regulators may enact new unclear privacy‑related laws.

Regulated Investment Company Compliance Risk

Each Fund intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of the Code. To maintain a Fund’s qualification for federal income tax treatment as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, a Fund could cure a failure to qualify as a RIC, but in order to do so, the Fund could incur significant fund-level taxes and could be forced to dispose of certain assets.

TRUSTEES AND OFFICERS

MANAGEMENT INFORMATION

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the investment fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non‑voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the Funds, as well as 17 additional investment funds. The other investment funds are covered in different Statements of Additional Information. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The information provided below is as of February 28, 2025.

Name, Year of Birth, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years
Disinterested Trustees (1) and Disinterested Advisers
J. Dennis DeSousa 1936 Trustee	January 1996	Mr. DeSousa is a real estate investor.	None.
Robert T. Doyle 1947 Trustee	January 1996	Mr. Doyle is retired. He served as the Sheriff of Marin County, California from 1996 to June 2022.	None.
Doug Franklin 1964 Trustee	March 2016 as an Adviser to the Board of Trustees and June 2023 as a Trustee
Mr. Franklin is a retired insurance industry executive. From 1987 through 2015, he was employed by the Allianz-Fireman’s Fund Insurance Company in various positions, including as its Chief Actuary and Chief Risk Officer.
None.
Claire Garvie 1974 Trustee	December 2015 as an Adviser to the Board of Trustees and December 2021 as a Trustee
Ms. Garvie is a founder of Kiosk and has served as its Chief Operating Officer since 2004. Kiosk is a full‑service marketing agency with offices in the San Francisco Bay Area and Liverpool, UK and staff across nine states in the U.S.
None.
Gerald P. Richardson 1945 Trustee	May 2004	Mr. Richardson is an independent consultant in the securities industry.	None.

Name, Year of Birth, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years
Brian Alexander 1981 Adviser to the Board of Trustees	March 2015
Mr. Alexander has served as the Chief Operating Officer of Solis Mammography since March 2023.  Prior to that, he worked for the Sutter Health organization from 2011 in various positions. He served as the Chief Executive Officer of the North Valley Hospital Area from 2021 to March 2023. From 2018 to 2021, he served as the Chief Executive Officer of Sutter Roseville Medical Center. From 2016 through 2018, he served as the Vice President of Strategy for the Sutter Health Valley Area, which includes 11 hospitals, 13 ambulatory surgery centers, 16,000 employees, and 1,900 physicians.
None.
Interested Trustee and Interested Adviser (2)
Neil J. Hennessy 1956 Chairman of the Board, Chief Market Strategist, Portfolio Manager, and President	January 1996 as a Trustee and June 2008 as an Officer	Mr. Neil Hennessy has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its Chairman and Chief Executive Officer.	Hennessy Advisors, Inc.
A.J. Hennessy 1986 Adviser to the Board of Trustees and Vice President, Corporate Development and Operations	December 2022	Mr. A.J. Hennessy has been employed by Hennessy Advisors, Inc. since 2011.	None.

Name, Year of Birth, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years
Officers
Teresa M. Nilsen 1966 Executive Vice President and Treasurer	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its President, Chief Operating Officer, and Secretary.
Daniel B. Steadman 1956 Executive Vice President and Secretary	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc. since 2000 and currently serves as its Executive Vice President.
Brian Carlson 1972 Senior Vice President and Head of Distribution	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc. since 2013 and currently serves as its Chief Compliance Officer and Senior Vice President.
Paul Clatterbuck 1986 Vice President, Legal and Senior Compliance Officer	June 2024
Mr. Clatterbuck has been employed by Hennessy Advisors, Inc. since June 2024. He was previously a corporate attorney with Baker Botts L.L.P. from January 2024 to June 2024 and with Simpson Thacher & Bartlett LLP from September 2019 to January 2024, where he focused on mergers and acquisitions and capital markets transactions.

David Ellison (3) 1958 Senior Vice President and Portfolio Manager	October 2012
Mr. Ellison has been employed by Hennessy Advisors, Inc. since 2012. He has served as a Portfolio Manager of the Hennessy Large Cap Financial Fund and the Hennessy Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc. from December 1999 to October 2012.

Jennifer Emerson (4) 1977 Senior Vice President and Chief Compliance Officer	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc. as its General Counsel since 2013.
Kathryn Fahy 1980 Senior Vice President, Assistant Treasurer, and Assistant Secretary	October 2023	Ms. Fahy has been employed by Hennessy Advisors, Inc. since 2006 and currently serves as its Chief Financial Officer and Senior Vice President.

Name, Year of Birth, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years
Ryan Kelley (5) 1972 Senior Vice President, Chief Investment Officer, and Portfolio Manager	March 2013
Mr. Kelley has been employed by Hennessy Advisors, Inc. since October 2012. He has served as Chief Investment Officer of the Hennessy Funds since March 2021 and has served as a Portfolio Manager of the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, and the Hennessy Small Cap Financial Fund since October 2014. Mr. Kelley served as Co‑Portfolio Manager of these same funds from March 2013 through September 2014 and as a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. He has also served as a Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, and the Hennessy Cornerstone Value Fund since February 2017 and as a Portfolio Manager of the Hennessy Total Return Fund, the Hennessy Balanced Fund, and the Hennessy Technology Fund since May 2018. He previously served as Co‑Portfolio Manager of the Hennessy Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from January 2008 to October 2012.

Jonathan Molchan (6) 1983 Vice President and Portfolio Manager	[•] 2025
Mr. Molchan has been employed by Hennessy Advisors, Inc. since [•] 2025. He has served as Portfolio Manager of the Hennessy Growth and Income ETF and the Hennessy Growth ETF since their inception. He previously served as a Co‑Chief Executive Officer and Portfolio Manager for STF Management, LP from February 2022 to [•] 2025. Prior to joining STF Management, LP, he was a Portfolio Manager with Cowen Prime Advisors LLC from 2021 to 2022. From 2019 until 2021, Mr. Molchan was a Managing Director and Portfolio Manager at Harvest Volatility Management, LLC, where he focused on the management and creation of new investment solutions.

L. Joshua Wein (5) 1973 Vice President and Portfolio Manager	September 2018
Mr. Wein has been employed by Hennessy Advisors, Inc. since 2018. He has served as Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Gas Utility Fund, and the Hennessy Technology Fund since February 2021, and as the Co-Portfolio Manager of these Funds since February 2019. He served as a Senior Analyst of those same Funds from September 2018 through February 2019. He also has served as a Portfolio Manager of the Hennessy Energy Transition Fund and the Hennessy Midstream Fund since January 2022 and as a Portfolio Manager of the Hennessy Growth and Income ETF and the Hennessy Growth ETF since [•] 2025. Mr. Wein served as Director of Alternative Investments and Co‑Portfolio Manager at Sterling Capital Management from 2008 to 2018.

_______________

(1)
The Funds have determined that Mr. Alexander, Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.

(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.

(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.

(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

(6)	The address of this officer is [•].

TRUSTEE AND ADVISER QUALIFICATIONS

Neil J. Hennessy has been a Trustee and portfolio manager of the Hennessy Funds for many years. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Investment Manager and with the Cornerstone series of the Hennessy Funds’ portfolios, led to the conclusion that he should serve as a Trustee. J. Dennis DeSousa’s experience as a real estate investor has honed his understanding of financial statements and the issues that confront businesses, and his diligent and thoughtful service as a Trustee for nearly 30 years has provided him with a solid understanding of the investment fund industry. Serving as a sheriff for over 26 years before retiring, Robert T. Doyle honed his organizational and problem‑solving skills, making him a valuable resource when addressing issues that confront the Hennessy Funds. Further, Mr. Doyle’s diligent and thoughtful service as a Trustee for nearly 30 years has provided him with a detailed understanding of the investment fund industry. Doug Franklin was employed by the Allianz-Fireman’s Fund (FFIC) for 28 years, where he rose through the company to senior leadership, including positions as Chief Actuary and Chief Risk Officer before retiring in 2015. His considerable leadership experience and ability to grasp complex issues makes him a valuable resource to the Board of Trustees. Claire Garvie is the founder and Chief Operations Officer of Kiosk, an internet marketing and services firm, and brings over 20 years of experience leading successful marketing programs for firms like Sony, Delta Airlines, and many others. Kiosk was founded in 2004 and has offices in the San Francisco Bay Area and Liverpool, UK, as well as staff across nine states in the U.S. Her vast experience in digital marketing makes her a valuable addition to the Board of Trustees. As the chief executive officer of a company, Gerald P. Richardson gained familiarity with financial statements and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses. Further, Mr. Richardson’s experience in the securities industry as a consultant and his diligent and thoughtful service as a Trustee for over 20 years makes him a valuable resource to the Board of Trustees. Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson take conservative and thoughtful approaches to addressing issues facing the Hennessy Funds. The combination of skills and attributes discussed above led to the conclusion that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson should serve as Trustees.

With over 15 years of experience in the complex healthcare industry, Brian Alexander’s leadership roles at Solis Mammography and in various senior positions within the Sutter Health organization have required significant management, administrative, and customer service expertise, which makes him a valuable resource as an Adviser to the Board of Trustees. A.J. Hennessy has worked for the Investment Manager for over 13 years. His primary focus is business development, researching acquisition opportunities, fostering connections in the industry, and helping to initiate and complete strategic transactions for the firm. He is integral in supporting the sales and distribution team, including overseeing a CRM (client relationship management) software system. A.J. Hennessy is also very active in the community and currently serves on the boards of several charitable organizations. His experience in the investment fund industry and his community leadership makes him a valuable resource as an Adviser to the Board of Trustees.

BOARD LEADERSHIP STRUCTURE

The Board of Trustees has general oversight responsibility with respect to the operation of the Hennessy Funds. The Board of Trustees has engaged the Investment Manager to manage the Hennessy Funds and is responsible for overseeing the Investment Manager and other service providers to the Hennessy Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board of Trustees has established an Audit Committee to assist the Board of Trustees in performing its oversight responsibilities.

Neil J. Hennessy serves as the Chairman of the Board of Trustees. The Hennessy Funds do not have a lead disinterested Trustee. The small size of the Board of Trustees, consisting of one interested Trustee and five disinterested Trustees, facilitates open discussion and significant involvement by all of the Trustees without the need for a lead disinterested Trustee. Mr. Neil Hennessy’s in-depth knowledge of the Hennessy Funds and their operations enables him to effectively set board agendas and ensure appropriate processes and relationships are established with both the Investment Manager and the Board of Trustees, while the business acumen and many years of experience in the investment fund industry serving as Trustees or Advisers of the Hennessy Funds of Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson, enables them to effectively and accurately assess the information being provided to the Board of Trustees to ensure that they are appropriately fulfilling their fiduciary duties to the Hennessy Funds and their shareholders. In light of these factors, the Trust has determined that its leadership structure is appropriate.

BOARD OVERSIGHT OF RISK

The Board of Trustees performs a risk oversight function for the Hennessy Funds directly through its oversight role and indirectly through the Audit Committee, officers of the Hennessy Funds, and service providers to the Hennessy Funds. To effectively perform its risk oversight function, the Board of Trustees performs the following activities, among other things: (i) receives and reviews reports related to the performance and operations of the Hennessy Funds; (ii) reviews and approves, as applicable, the compliance policies and procedures of the Hennessy Funds; (iii) approves the Hennessy Funds’ principal investment policies; (iv) meets with representatives of various service providers, including the Investment Manager and the independent registered public accounting firm of the Hennessy Funds, to review and discuss the activities of the Hennessy Funds and to provide direction with respect thereto; and (v) appoints a chief compliance officer of the Hennessy Funds who oversees the implementation and testing of the Hennessy Funds’ compliance program and reports to the Board of Trustees regarding compliance matters for the Hennessy Funds and their service providers.

The Hennessy Funds have an Audit Committee, which is discussed in greater detail below. The Audit Committee plays a significant role in the risk oversight of the Hennessy Funds as they meet annually with the independent registered public accounting firm of the Hennessy Funds (the “Auditor”) to discuss, among other things, financial risk, including internal controls over financial reporting. From time to time upon request, the Audit Committee meets with the Funds’ chief compliance officer and Fund counsel.

BOARD COMMITTEES

The Audit Committee of the Board of Trustees comprises Mr. DeSousa, Mr. Doyle (Chair), Mr. Franklin, Ms. Garvie, and Mr. Richardson. The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls, and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. The Audit Committee met twice during fiscal year 2024.

In overseeing the Auditor, the Audit Committee (i) reviews the Auditor’s independence from the Hennessy Funds and management, and from the Investment Manager, (ii) reviews periodically the level of fees approved for payment to the Auditor and the pre‑approved non-audit services it has provided to the Hennessy Funds to ensure their compatibility with the Auditor’s independence, (iii) reviews the Auditor’s performance, qualifications and quality control procedures, (iv) reviews the scope of and overall plans for the annual audit, (v) reviews the Auditor’s performance, qualifications, and quality control procedures, (vi) consults with management and the Auditors with respect to the Hennessy Funds’ processes for risk assessment and risk management, (vii) reviews with management the scope and effectiveness of the Hennessy Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the chief executive officer and chief financial officer, and (viii) reviews significant legal developments and the Hennessy Funds’ processes for monitoring compliance with law as it relates to the financial statements and related disclosure.

BOARD AND OTHER INTERESTED PERSONS COMPENSATION

The Trust pays Trustees who are not interested persons of the Trust (each, a “Disinterested Trustee”) and Advisers who are not interested persons of the Trust (each, a “Disinterested Adviser”) fees for their service. During the most recent fiscal year ended October 31, 2024, for the Hennessy Funds in operation (as of the date of this SAI, the Funds had not yet commenced operations), each Disinterested Trustee received a fee of $16,000 and each Disinterested Adviser received a fee of $5,000 for each meeting of the Board of Trustees attended, in each case allocated equally across all series of the Trust that are mutual funds. The Trust may also reimburse Trustees and Advisers for travel expenses incurred in order to attend meetings of the Board of Trustees. The Funds do not pay any fees or reimburse expenses to Disinterested Trustees.

The table below sets forth the compensation paid by the Funds and by the fund complex to each Trustee for service as a Trustee, to each Adviser for service as an Adviser, and to each officer or affiliated who received aggregate compensation from the Funds or the fund complex exceeding $60,000, in each case for most recent fiscal year ended October 31, 2024 , for the Hennessy Funds in operation (as of the date of this SAI, the Funds had not yet commenced operations).

Name of Person	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and Fund Complex(1)
Disinterested Trustees and Disinterested Advisers
J. Dennis DeSousa	—	—	—	$ 64,000
Robert T. Doyle	—	—	—	$ 64,000
Doug Franklin	—	—	—	$ 64,000
Claire Garvie	—	—	—	$ 64,000
Gerald P. Richardson	—	—	—	$ 64,000
Brian Alexander	—	—	—	$ 20,000
Interested Persons (2)
Neil J. Hennessy	—	—	—	—
A.J. Hennessy	—	—	—	—

Name of Person	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Funds and Fund Complex(1)
Jennifer Emerson	—	—	—	$ 272,318 (3)
W. Paul Clatterbuck	—	—	—	$ 83,292 (4)

_____________________

(1) The fund complex is comprised of the Funds and 17 other series of the Trust. The other series of the Trust are covered in different Statements of Additional Information.
(2) Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3) This amount includes $240,941 in salary and $31,377 in benefits (health and life insurance premiums and payroll expenses).
(4) This amount includes $66,667 in salary and $16,625 in benefits (health and life insurance premiums and payroll expenses).

Because the Investment Manager and Fund Services (as defined below under “THE ADMINISTRATOR”) perform substantially all of the services necessary for the operation of the Funds, the Funds do not require any employees. Other than the Funds’ compliance officers, no officer, director, or employee of the Investment Manager or Fund Services receives any compensation from the Trust for acting as a Trustee or Officer.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

No person or entity controls (within the meaning of the 1940 Act) the Funds, as the Funds will commence operations on or following the date of this SAI. A person or entity that controls a Fund could have effective voting control over the Fund.

As of the date hereof, no person or entities owned beneficially or of record 5% or more of the outstanding shares of either Fund, as the Funds will commence operations on or following the date of this SAI.

As of the date hereof, the Officers, Trustees, and Advisers of the Hennessy Funds as a group (18 individuals) did not own any shares of the Funds, as the Funds had not yet commenced operations. Mr. Molchan did own shares of the Predecessor Funds representing less than 1% of the outstanding shares of the Predecessor Funds.

MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

The investment manager of the Funds is Hennessy Advisors, Inc. The Investment Manager acts as the investment manager of the Funds pursuant to a management agreement with the Trust (the “Management Agreement”). The Investment Manager furnishes continuous investment advisory services and management to the Funds. The Investment Manager is controlled by Neil J. Hennessy, who currently owns approximately 26.3% of the outstanding voting securities of the Investment Manager.

Under the Management Agreement, the Investment Manager is entitled to a unitary management fee, computed daily and paid monthly, at the annual rate of 0.65% of each Fund’s average daily net assets. Pursuant to the Management Agreement, the Investment Manager is responsible for investment management of each Fund’s portfolio, subject to general oversight by the Board of Trustees, and provides each Fund with office space. In addition, the Investment Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Investment Manager furnishes the Funds with those ordinary clerical and bookkeeping services that are not being furnished by the Funds’ Custodian, administrator, or transfer agent.

Under the terms of the Management Agreement, the Investment Manager bears all expenses incurred in connection with providing services under the Management Agreement. Additionally, for no compensation, the Investment Manager pays all other operating expenses of the Funds with the exception of the following: (i) the management fees paid to the Investment Manager pursuant to the Management Agreement; (ii) distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest charges on any borrowings, dividends, and other expenses on securities sold short; (iv) brokerage expenses, trading expenses, and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation or redemption transactions; (v) acquired fund fees and expenses; (vi) accrued deferred tax liability; and (vii) extraordinary expenses not incurred in the course of ordinary business.

Under the Management Agreement, the Investment Manager is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Funds in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it terminates in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by the Trust or by the Investment Manager upon 60 days’ prior written notice.

The Investment Manager has received an exemptive order from the SEC to operate under a manager of managers structure and has the ability to elect to implement the manager of managers structure for the Funds. This structure, if implemented, permits the Investment Manager, with the approval of the Board of Trustees, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Investment Manager has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing the Funds’ sub-advisors and recommending to the Board of Trustees their hiring, termination, or replacement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Funds without shareholder approval. The SEC order does not apply to any sub-advisor that is affiliated with the Funds or the Investment Manager.

THE PORTFOLIO MANAGERS

The portfolio managers of each Fund may have responsibility for the day-to-day management of other funds within the Hennessy Funds complex, but they do not manage any other accounts as of March 31, 2025.

The portfolio managers of a Fund are often responsible for managing other Hennessy Funds and may be responsible for accounts other than the Hennessy Funds in the future. The side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Investment Manager or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Funds and another account and allocation of aggregated trades). The Investment Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Investment Manager has adopted policies limiting the ability of portfolio managers to cross securities between the Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation expected to be paid to the portfolio managers:

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Salary	Investment Manager
The Investment Manager’s executive management team determines the salaries of the portfolio managers. Salaries are not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

Performance Bonus	Investment Manager
Mr. Wein is eligible for a discretionary bonus each year, the amount of which is determined by the Investment Manager’s executive management team and may be based on the Investment Manager’s pre‑tax profit or other performance criteria.

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Asset‑Based Fees	Investment Manager	Mr. Molchan receives a performance bonus, payable annually, based on the average daily net assets of the Growth and Income ETF and the Growth ETF.
Equity Awards	Investment Manager
Each portfolio manager is eligible for grants of restricted stock units that typically vest over a four‑year period. The amount of the equity pool in total is set subjectively based on the Investment Manager’s budget limitations for future years. The quantities are adjusted based on the fair value of the equity at the date of grant, which determines the total cost to the Investment Manager. The equity awards are granted annually, if at all, after the compensation committee of the Board of Directors of the Investment Manager completes its annual review of the Investment Manager’s executive officers.

Company 401(k) Contributions	Investment Manager
Each portfolio manager is eligible for a 401(k) contribution by the Investment Manager. The 401(k) contribution by the Investment Manager is optional from year to year and is not based on performance or goal achievement. The percentage level of the contribution is subjective and is determined annually by the Investment Manager’s executive management team and approved by the compensation committee of the Board of Directors of the Investment Manager with respect to the executive officers of the Investment Manager.

Because the Funds will commence operations on or following the date of this SAI, no portfolio manager owns shares of the Funds.

As of the date hereof, neither of the Portfolio Managers owned shares of the Funds, as the Funds had not yet commenced operations. As of March 31, 2025, Mr. Molchan owned $1-$10,000 in shares of the STF Growth & Income ETF and $1-$10,000 in shares of the STF Growth ETF.

THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor for the Funds pursuant to a distribution agreement with the Trust. The Funds’ shares are continuously offered for sale by the Distributor only in Creation Units, as described in the Fund Prospectus and under the heading “PURCHASE AND REDEMPTION OF CREATION UNITS” below. Each Creation Unit generally consists of 5,000 shares, although this may change from time to time. The Distributor will not distribute shares in amounts less than a Creation Unit. The Distributor distributes the Funds’ shares on a best efforts basis.

Under the Distribution Agreement, the Distributor, as agent for the Funds, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on a Fund until accepted by the Fund. The Distributor will deliver a prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.

The Distribution Agreement has an initial term of two years and will continue in effect from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Distribution Agreement provides that it terminates in the event of its assignment (as defined in the 1940 Act). The Distribution Agreement may be terminated by the Trust or by the Distributor upon 60 days’ prior written notice.

THE ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to a Fund Administration Servicing Agreement with the Trust (the “Administration Agreement”). The Administration Agreement provides that Fund Services must furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Trustees, (ii) preparation and filing of securities and other regulatory filings (including state securities filings), (iii) marketing materials, tax returns, and shareholder reports, (iv) review and payment of Fund expenses, (v) monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, Custodian, accountants, etc.), and (vi) maintaining books and records of the Funds. Under the Administration Agreement, Fund Services is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance as administrator, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of Fund Services in the performance of its duties under the Administration Agreement. The Administration Agreement remains in effect until terminated by either party. It may be terminated at any time, without the payment of any penalty, by the Board of Trustees upon 90 days’ prior written notice to Fund Services, or by Fund Services upon 90 days’ prior written notice to the Trust.

For all services provided pursuant to the Administration Agreement, the Fund Accounting Servicing Agreement (see below), and the Transfer Agent Agreement (see below), Fund Services and its affiliates receive from the Investment Manager an annual fee, payable monthly, based on the average daily net assets of the Funds. Subject to certain fee waivers applicable to the Hennessy Sustainability ETF, the annual fee for the Funds is equal to 0.03% of the first $10 billion of average daily net assets and 0.02% of average daily net assets in excess of $10 billion.

Because the Funds will commence operations on or following the date of this SAI, there have been no payments by the Investment Manager to Fund Services for administration services for the Funds.

Fund Services also served as administrator to the Predecessor Funds. During the below periods, STFM paid the following fees to Fund Services on behalf of the Predecessor Funds and pursuant to a separate administration agreement:

	Fiscal Year Ended March 31, 2025		Fiscal Year Ended March 31, 2024	May 18, 2022, through March 31, 2023
STF Tactical Growth & Income ETF	$	[•]	$80,613	$68,425
STF Tactical Growth ETF	$	[•]	$92,111	$69,883

ACCOUNTING SERVICES AGREEMENT

Fund Services also provides fund accounting services to the Funds pursuant to a Fund Accounting Servicing Agreement with the Trust (the “Fund Accounting Servicing Agreement”). For its accounting services, Fund Services is entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”

TRANSFER AGENT

Fund Services serves as the Funds’ transfer agent and dividend disbursing agent pursuant to a Transfer Agent Agreement with the Trust (the “Transfer Agent Agreement”). For its transfer agent services, Fund Services is entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”

CUSTODIAN

U.S. Bank, National Association (the “Custodian”), Custody Operations, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Funds pursuant to a Custodian Agreement with the Trust (the “Custodian Agreement”). The Custodian and Fund Services are affiliates of each other. Under the Custodian Agreement, the Custodian is responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange, and delivery of Fund portfolio securities.

CODE OF ETHICS

The Trust and the Investment Manager have adopted a Code of Ethics pursuant to Rule 17j‑1 under the 1940 Act (“Rule 17j-1”). Such Code of Ethics permits Access Persons (as defined in Rule 17j‑1) of the Trust and the Investment Manager to invest in securities, including securities that may be purchased or held by the Funds, subject to receiving pre‑clearance of any personal securities transactions in securities other than direct obligations of the U.S. government, bankers’ acceptances, bank certificates of deposit, commercial paper, and high‑quality short‑term debt instruments, including repurchase agreements, and shares issued by open‑end registered investment companies. With certain exceptions, such Code of Ethics generally prohibits the purchase or sale of securities if the Access Person of the Trust or the Investment Manager knows at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund. While Foreside Financial Group, LLC, on behalf of the Distributor and its affiliates, has adopted a code of ethics that is compliant with Rule 17j-1, Foreside Financial Group, LLC and the Distributor are not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3).

PROXY VOTING POLICY

Information on how the Funds voted proxies during the most recent 12-month period ended June 30 will be available on the Funds’ website, without charge, at www.hennessyetfs.com or the website of the SEC at http://www.sec.gov.

When the Funds vote proxies relating to securities that they own, they follow the Wall Street Rule, which means that they vote in accordance with management’s recommendation. The portfolio managers of the Funds believe that following the Wall Street Rule is consistent with the economic best interests of the Funds’ investors. A Fund may not exercise voting authority on matters where the cost of voting would be high, such as with some foreign securities, or where the benefit to the Fund would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the Fund’s investment.

There may be instances where the interests of the Investment Manager may conflict, or appear to conflict, with the interests of one of the Funds. In such instances, the Investment Manager follows the same policy and votes in accordance with the Wall Street Rule.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Investment Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the Funds. As a general matter, in executing Fund transactions the Investment Manager may employ or deal with such brokers or dealers that, in the Investment Manager’s best judgment, may provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Investment Manager considers all relevant factors, including the price (together with the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience, and financial stability of the broker-dealer, the quality of service, the difficulty of execution and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the over‑the‑counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

The Investment Manager may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker‑dealers may have charged, if in the Investment Manager’s view the commissions are reasonable in relation to the value of the brokerage or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Investment Manager in advising the other Hennessy Funds or accounts and, conversely, research services furnished to the Investment Manager by brokers in connection with other Hennessy Funds or accounts the Investment Manager advises may be used by the Investment Manager in advising a Fund. Information and research received from such brokers is in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Management Agreement. Each Fund may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions are not directed to dealers solely based on research services provided.

Investment decisions for each Fund and for other investment accounts managed by the Investment Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such other accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between a Fund and such other accounts as to amount according to a formula deemed equitable to the Fund and such other accounts. Although in some cases this practice could have a detrimental effect on the price or value of the security to a Fund or on the Fund’s ability to complete its entire order, in other cases the Investment Manager believes that coordination and the ability to participate in volume transactions is beneficial to the Fund.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “PURCHASE AND REDEMPTION OF CREATION UNITS” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including cash-in-lieu, so long as such selection is in keeping with the foregoing policies. As described below, each Fund may determine to not charge a variable fee on certain orders when the Investment Manager has determined that doing so is in the best interests of the Fund’s shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute a Fund’s portfolio transactions in connection with such orders.

Because the Funds will commence operations on or following the date of this SAI, the Funds have not paid any portfolio brokerage commissions.

During the below periods, the Predecessor Funds paid the following amounts in portfolio brokerage commissions:

	Fiscal Year Ended March 31, 2025		Fiscal Year Ended March 31, 2024	May 18, 2022, through March 31, 2023
STF Tactical Growth & Income ETF	$	[•]	$15,155	$23,020
STF Tactical Growth ETF	$	[•]	$63,916	$69,883

For the fiscal year ended March 31, 2025, the Predecessor Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provided research or other brokerage services to STF Management, LP.

PORTFOLIO TURNOVER

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Investment Manager will adjust a Fund’s assets as it deems advisable, and portfolio turnover is not a limiting factor should the Investment Manager deem it advisable for a Fund to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See “VALUATION OF SHARES” and “CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES” below.

Because the Funds will commence operations on or following the date of this SAI, there has not been any portfolio turnover.

During the below periods, the portfolio turnover for the Predecessor Funds was as shown below:

	Fiscal Year Ended March 31, 2025	Fiscal Year Ended March 31, 2024	May 18, 2022, through March 31, 2023
STF Tactical Growth & Income ETF	[•]%	134%	429%
STF Tactical Growth ETF	[•]%	140%	423%

STF Management, LP believed the high portfolio turnover experienced by both Funds during the fiscal period ended March 31, 2023, was an anomaly due to the market volatility in 2022.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Funds’ portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file for each Fund, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the New York Stock Exchange (“NYSE”) is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. Each Fund’s portfolio holdings are also available on the Funds’ website at www.hennessyetfs.com. The Trust, Investment Manager, and the Distributor will not disseminate non-public information concerning the Trust.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Fund shares. Fund shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Fund shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Fund shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund shares. The Trust recognizes DTC or its nominee as the record owner of all Fund shares for all purposes. Beneficial Owners of Fund shares are not entitled to have Fund shares registered in their names and will not receive or be entitled to physical delivery of Fund share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Fund shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as described in the ensuing paragraphs. DTC will make available to the Trust upon request and for a fee a listing of Fund shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Fund shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions on Fund shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Fund shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the applicable Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF CREATION UNITS

General. ETFs, such as the Funds, generally issue and redeem their shares at NAV in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as Authorized Participants, have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as Creation Units. A Fund will not issue fractional Creation Units. The NAV of a Fund is determined once each Business Day (as defined below), as described below under “VALUATION OF SHARES.” Prior to start of trading on each Business Day, each Fund publishes through the NSCC the basket of securities, cash, or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the basket of securities, cash, or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund shares for a basket of securities, cash, or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund. Creation Units may also be issued and sold pursuant to the dividend reinvestment service (discussed below).

Each Authorized Participant is a member or participant of a clearing agency registered with the SEC or a DTC Participant that has a written agreement with a Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on the Exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the Exchange is open for business.

Basket Composition and Custom Baskets. Rule 6c-11(c)(3) under the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that a Fund will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets for a Fund, the Investment Manager may consider various factors, including, but not limited to, (i) whether the securities, assets, and other positions comprising a basket are consistent with the Fund’s investment objectives, policies, and disclosure, (ii) whether the securities, assets, and other positions can legally and readily be acquired, transferred, and held by the Fund or Authorized Participants, as applicable, (iii) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount, and (iv) increasing the Fund’s tax efficiency.

Each Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A pro-rata basket is a basket that is a pro rata representation of a Fund’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines custom baskets to include two categories of baskets. First, a basket containing a non‑representative selection of a Fund’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect (i) a pro rata representation of a Fund’s portfolio holdings, (ii) a representative sampling of a Fund’s portfolio holdings, or (iii) changes due to a rebalancing or reconstitution of a Fund’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if a Fund exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if a Fund substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. Each Fund reserves the right to permit or require the substitution of an amount of cash (i.e., cash in lieu of amount) to replace any in-kind deposit of designated portfolio of securities.

Under a variety of circumstances, a Fund and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency, and improve trading. Because utilizing custom baskets provides a way for a Fund to add, remove, and re-weight portfolio securities without transacting in the market, it may help the Fund to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides each Fund with flexibility to use custom baskets if the Fund has adopted written policies and procedures that (i) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters, and (ii) specify the titles or roles of employees of Investment Manager who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond pro rata to a Fund’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with a Fund and pressure the Fund to construct a basket that favors an Authorized Participant to the detriment of the Fund’s shareholders. For example, because each Fund relies on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure a Fund into accepting those securities in its basket in exchange for liquid Fund shares (i.e., dumping). An Authorized Participant also could pressure a Fund into including in its basket certain desirable securities in exchange for Fund shares tendered for redemption (i.e., cherry-picking). In either case, a Fund’s other investors would be disadvantaged and would be left holding shares of a Fund with a less liquid or less desirable portfolio of securities. The Investment Manager has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination. Basket files are published for consumption through the NSCC, a subsidiary of DTC, immediately prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day and can be utilized for pricing, creations, redemptions, rebalancing, and custom scenarios. In most instances, pro rata baskets are calculated and supplied by a Fund’s custodial bank based on Fund holdings, whereas non-pro-rata, custom, and forward-looking pro rata baskets are calculated by the Investment Manager and disseminated by a Fund’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern time) on each day the NYSE is open for business in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined after receipt of the order in proper form. However, at its discretion, a Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual). In addition, if an applicable market on which a Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES OF THE FUNDS IN AMOUNTS LESS THAN CREATION UNITS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit.

Delivery of Redemption Proceeds. Redemption proceeds for a Creation Unit are paid either in kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of securities – as announced by the Custodian on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of such request, and the value of the securities, less any redemption transaction fee. If the in‑kind securities redeemed have a value greater than the NAV of Fund shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more securities. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in‑kind redemption proceeds for a Fund may take longer than three Business Days after the day on which a redemption request is received in proper form. Section 22(e) of the 1940 Act (“Section 22(e)”) generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or a combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, a Fund must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the Fund. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in a Fund’s basket. If a foreign investment settles in less than 15 days, Rule 6c‑11 requires a Fund to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines foreign investment as any security, asset, or other position of a Fund issued by a foreign issuer (as defined by Rule 3b‑4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to foreign securities, but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Cash Redemption Method. When full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant will receive the cash equivalent of the securities it would otherwise receive through an in-kind redemption, plus the same cash amount to be paid to an in-kind redeemer. A Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in kind. These costs may decrease a Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant. Shareholders may be subject to tax on gains they would not otherwise have been subject to or at an earlier date than if a Fund had effected redemptions wholly on an in-kind basis.

Cash Purchase Method. A Fund may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the securities it would otherwise be required to provide through an in-kind purchase, plus the same cash component required to be paid by an in-kind purchaser together with applicable creation transaction fees and charges.

Creation Transaction Fees. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation unit transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, is $300. Each Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the creation order costs associated with the order or another party, such as the Investment Manager, has agreed to pay such fee. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

In addition, a variable fee, payable to the Funds, of up to 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Investment Manager has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Redemption Transaction Fees. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units. The standard fixed redemption transaction fee for each Fund, regardless of the number of Creation Units redeemed in the transaction, is $300. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the redemption order costs associated with the order or another party, such as the Investment Manager, has agreed to pay such fee. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket.

In addition, a variable fee, payable to the Funds, of up to 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Investment Manager has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate changes to the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Suspension of Creations. The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which a Fund may suspend creations include, but are not limited to, (i) the order is not in proper form, (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund, (iii) the required consideration is not delivered, (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful, or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures, market conditions or activities causing trading halts, systems failures involving computer or other information systems affecting a Fund, the Investment Manager, the Distributor, DTC, NSCC, the transfer agent, the Custodian, any sub-custodian or any other participant in the purchase process, and similar extraordinary events. Each Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of Rule 6c-11 and the SEC’s positions thereunder. The transfer agent shall notify a prospective creator of a Creation Unit or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Funds, the transfer agent, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, and none of them shall incur any liability for the failure to give any such notification.

Suspension of Redemptions. Each Fund may suspend the redemption of Creation Units only in accordance with Section 22(e). Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the investment company of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such company fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units. Under Rule 6c-11, each Fund is permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, a Fund may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Additional Redemption Procedures. Each Fund may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund’s securities but does not differ in NAV. Redemptions of Fund shares for Fund securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering the Fund securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. An Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to qualified institutional buyer status in order to receive Fund securities. Because the portfolio securities of a Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because a Fund’s shares may be issued on an ongoing basis, a distribution of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the 1933 Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not underwriters but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund’s shares as part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the 1933 Act.

VALUATION OF SHARES

The NAV for the shares of each Fund normally is determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each Business Day. Each Fund’s NAV per share is calculated separately.

The Board of Trustees has appointed the Investment Manager as the Funds’ valuation designee under Rule 2a‑5 of the 1940 Act to perform all fair valuations of the Funds’ portfolio investments, subject to the Board of Trustees’ oversight. As the valuation designee, the Investment Manager has established procedures for its fair valuation of the Funds’ portfolio investments.

For each Fund, the NAV per share is computed by dividing (i) the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by (ii) the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, NYSE AMEX Equities, or other national exchanges (other than The Nasdaq Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The Nasdaq Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation. Bonds and other fixed-income securities are valued using market quotations provided by dealers and also may be valued on the basis of prices provided by pricing services when the Investment Manager believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, the security is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Investment Manager. Any other securities and other assets for which market quotations are not readily available are fair valued by the Investment Manager using established valuation methodologies. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Using fair value pricing means that the Funds’ NAV reflects the affected portfolio securities’ value as determined in the judgment of the Investment Manager instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH, AND RELY SOLELY UPON, SUCH INVESTOR’S TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES TO SUCH INVESTOR OF AN INVESTMENT BASED ON SUCH INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE.

The following information supplements and should be read in conjunction with the section in the Fund Prospectus titled “Tax Information.” The Fund Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local, or foreign tax matters.

A shareholder’s tax treatment may vary depending on the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to, an insurance company, a private foundation, a tax-exempt organization, a financial institution or broker-dealer, a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof, a shareholder who holds Fund shares as part of a hedge, straddle, or conversion transaction, a shareholder who does not hold Fund shares as a capital asset, or an entity taxable as a partnership for U.S. federal income tax purposes or investors in such an entity.

The Trust has not requested, and does not plan to request, an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. In addition, the following discussion and the discussion in the Fund Prospectus address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in the Funds, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify for treatment as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund is treated as a separate entity for U.S. federal income tax purposes, and separately determines its income, gains, losses, and expenses for U.S. federal income tax purposes.

Because each Fund is treated as a separate entity for U.S. federal income tax purposes, the provisions of the Code applicable to RICs generally apply separately to each Fund even though each Fund is a series of the Trust. In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures, or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities, options, or futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, is treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC. To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the fair market value of its gross assets consists of (a) cash and cash items (including receivables), U.S. Government Securities, and securities of other RICs, and (b) securities of any one issuer (other than those described in clause (a)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(b)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(b), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

If a Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. To be eligible for the relief provisions with respect to a failure to meet the diversification requirement, a Fund may be required to dispose of certain assets. If the applicable relief provisions were not available or could not be met, the Fund would be taxed in the same manner as an ordinary corporation, which is described below.

In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes (i) its ordinary income and the excess of any net short-term capital gain over net long‑term capital loss and (ii) at least 90% of its net tax‑exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally is not subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year such distribution is actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders are treated as if the Fund paid the distribution on December 31 of the first year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it is subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund is increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year. The Board of Trustees reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

If, for any taxable year, a Fund fails to qualify as a RIC and is not eligible for relief as described above, it is taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders are taxable as dividend income. To requalify as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay taxes on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of 10 years, in order to requalify as a RIC in a subsequent year.

Equalization Accounting

Each Fund may use the equalization method of accounting to allocate a portion of its earnings and profits (which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments) to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally does not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect that redemptions of the Fund’s shares have on distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus the Fund’s use of these methods may be subject to IRS scrutiny.

Capital Loss Carryforwards

Capital losses in excess of capital gains are not permitted to be deducted against a Fund’s net investment income. Instead, each Fund may carry forward indefinitely a net capital loss to offset its capital gain. The excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by capital loss carryforwards, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.

Excise Tax

If a Fund were to fail to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund would be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax‑exempt interest income, if any). For these purposes, a Fund is treated as having distributed any amount on which it is subject to corporate‑level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to distribute, or be deemed to have distributed, substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year, and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, a Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the Investment Manager might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).

Taxation of Distributions

Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when a Fund’s NAV reflects gains that are either unrealized or realized but not distributed. For U.S. federal income tax purposes, each Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year, and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits first are treated as a return of capital up to the amount of a shareholder’s tax basis in Fund shares and then as capital gain. Each Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income and distributions of gains from the sale of investments that a Fund owned for one year or less typically are taxable as ordinary income. Distributions properly reported in writing by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year) regardless of how long a shareholder has held Fund shares, and such distributions do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund reports capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. Each Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the Fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states do not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government Securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (i) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (ii) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares. Certain of the Funds’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Shareholders who have not held a Fund’s shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (referred to as a substitute payment) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividend Reinvestment Service

Neither Fund will make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by a Fund at NAV. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may otherwise reduce or eliminate such taxes. The Funds are not eligible to elect to pass through their foreign taxes paid in a taxable year. Shareholders cannot claim a credit or deduction with respect to foreign taxes paid or withheld.

Cost Basis Reporting

Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Sales of Fund Shares

If a shareholder sells such shareholder’s Fund shares, subject to the discussion below, such shareholder generally recognizes a taxable capital gain or loss on the difference between the amount received for the shares and the shareholder’s tax basis in the shares. This gain or loss is long-term capital gain or loss if the shareholder has held the Fund shares for more than one year at the time of the sale, and short-term otherwise. If a shareholder receives a capital gain dividend with respect to any Fund share and the Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale of that Fund share would be treated as a long-term capital loss to the extent of the capital gain dividend. In addition, if a shareholder recognizes a loss on a disposition of Fund shares, the loss is disallowed under the wash sale rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally is reflected in an adjustment to the tax basis of the purchased shares.

TAXATION OF CERTAIN INVESTMENTS

Complex Instruments

Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.

Certain derivative investments by a Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the qualifying income requirement described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the diversification requirement described above. Each Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the diversification requirement. A Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund's determination of the diversification requirement with respect to such derivatives.

Failure of the diversification requirement might also result from a determination by the IRS that financial instruments in which a Fund invests are not securities.

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

Offsetting positions held by a Fund involving certain derivative instruments, such as options, forwards, and futures, as well as its long and short positions in portfolio securities, may be considered to constitute straddles for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of a Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (i) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in straddle, (ii) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (iii) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss, (iv) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses, and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more qualified covered call options and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by a Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (i) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (ii) the option is granted more than 30 days before it expires, (iii) the option is not a deep-in-the-money option, (iv) such option is not granted by an options dealer in connection with the dealer’s activity of dealing in options, and (v) gain or loss with respect to the option is not ordinary income or loss. In addition, the straddle rules could cause distributions from a Fund that would otherwise constitute qualified dividend income or qualify for the dividends received deduction to fail to satisfy the applicable holding period requirements.

To the extent a Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options is likely to be entirely short-term capital gain to the Fund. In addition, if such an option is closed by a Fund, any gain or loss realized by the Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by a Fund upon the sale of the underlying security pursuant to such exercise will generally be short‑term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

If a Fund enters into a constructive sale of any appreciated financial position in its portfolio, the Fund is treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, (i) a short sale, (ii) an offsetting notional principal contract, (iii) a futures or forward contract, or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales depends on a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale are recognized when the Fund disposes of the position. The character of such losses depends on a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

With respect to investments in STRIPS (a type of Treasury bond where the principal and coupon payments trade as separate securities), treasury receipts, and other zero coupon securities that are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Investment Manager would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

PFICs and CFCs

Passive foreign investment companies (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on excess distributions received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions are characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund may not pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments, but there can be no assurance that they would be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs are not eligible to be treated as qualified dividend income.

If a Fund owns 10% or more of either the voting power or value of the stock of a controlled foreign corporation (“CFC”), such corporation is not treated as a PFIC with respect to the Fund. In general, a Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low‑taxed income. As a result, a Fund may be required to recognize income sooner than it otherwise would and may never realize such income.

Additional Information

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund could involve complex tax rules that could result in income or gain recognition by a Fund without corresponding current cash receipts. Although the Funds seek to avoid significant non‑cash income, such non-cash income could be recognized by a Fund. In such case, the Fund may distribute cash derived from other sources to meet the minimum distribution requirements described above, which may require the Fund to liquidate investments prematurely.

Notwithstanding the foregoing, accrual method taxpayers are required to recognize gross income under the all events test no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement that is used for reporting to partners). This rule may require a Fund to recognize income earlier than as described above.

U.S. FEDERAL INCOME TAX RATES

Non‑corporate Fund shareholders (i.e., individuals, trusts, and estates) currently are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, qualified dividend income realized by non‑corporate Fund shareholders is taxable at the same rate as net capital gain. Qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. If less than 95% of the income of a Fund is attributable to qualified dividend income, then typically only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported in writing as such in a timely manner is treated as qualified dividend income in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily do not qualify. Certain of the Funds’ investment strategies may limit their ability to make distributions eligible for treatment as qualified dividend income in the hands of non-corporate shareholders. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from a Fund may qualify for the dividends-received deduction applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer is affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, and sources of income.

In addition, non-corporate Fund shareholders generally are subject to an additional 3.8% tax on their net investment income, which usually includes taxable distributions received from a Fund and taxable gain on the disposition of Fund shares if the shareholders meet a taxable income test.

Under the Foreign Account Tax Compliance Act (“FATCA”) U.S. federal income tax withholding at a 30% rate is imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds do not pay any additional amounts in respect to any amounts withheld.

BACKUP WITHHOLDING

Distributions on, and the payment of the proceeds of a disposition of, Fund shares generally is subject to information reporting if made within the United States or through certain U.S.-related financial intermediaries. Information returns must be filed with the IRS, and copies of information returns may be made available to the tax authorities of the country in which a holder resides or is incorporated under the provisions of a specific treaty or agreement.

In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by a Fund under certain circumstances.

FOREIGN SHAREHOLDERS

For purposes of this discussion, foreign shareholders include (i) nonresident alien individuals, (ii) foreign trusts (i.e., any trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., estates whose income is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders are subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign‑source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.

Under legislation that has been available from time to time, a Fund could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as portfolio interest and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such exempt distributions. Even if a Fund realizes income from such sources, no assurance can be made that the Fund would meet such requirements or make such designations. Where Fund shares are held through an intermediary, even if a Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.

Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally are not subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

Under FATCA, a withholding tax of 30% is imposed on dividends on, and the gross proceeds of a disposition of, Fund shares paid to certain foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax generally applies to non-U.S. financial institutions, which are defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged, or hold themselves out as being engaged, primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in a Fund.

Before investing in shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.

TAX SHELTER REPORTING REGULATIONS

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but shareholders of a RIC are not exempt under current guidance. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

TAX LEGISLATION

Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial, or administrative actions at any time, which may be retroactive in effect. The rules addressing U.S. federal income taxation are constantly under review by Congress, the IRS, and the U.S. Treasury, and statutory changes, as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts, occur frequently. You should consult your advisers concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary does not describe fully the income and other tax consequences of an investment in a Fund. Fund investors are strongly urged to consult with their tax advisers, with specific reference to their own respective situations, regarding the potential tax consequences of an investment in a Fund.

DESCRIPTION OF CERTAIN INSTRUMENTS

Bankers’ Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are accepted by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of Deposit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government‑sponsored instrumentalities if it is not obligated to do so by law. A Fund invests in the obligations of such instrumentalities only when its portfolio managers believe that the credit risk with respect to the instrumentality is minimal.

U.S. Treasury Securities. U.S. Treasury securities are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. These obligations may include Treasury bills, notes, and bonds, and issues of agencies and instrumentalities of the U.S. government, as long as obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.

ANTI-MONEY LAUNDERING PROGRAM

The Funds are subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“PATRIOT Act”). Pursuant to requirements under the PATRIOT Act, each Fund or its agent may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants and their beneficial owners, if applicable. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the PATRIOT Act.

Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis.

OTHER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Investment Manager may pay fees from its own resources (and not those of the Funds) to financial intermediaries, such as brokers or third-party administrators, for non-distribution‑related sub‑transfer agency, administrative, sub‑accounting, and other shareholder services. Fees paid pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (ii) the number of accounts held by Fund shareholders that are serviced by a financial intermediary.

The Investment Manager also may pay certain financial intermediaries for certain activities relating to the Funds. The Investment Manager may pay for financial intermediaries to participate in marketing activities and presentations, educational training programs, activities designed to make registered representatives, other professionals, and individual investors more knowledgeable about the Funds, or activities relating to the support of technology platforms and reporting systems. The Investment Manager may also make payments to financial intermediaries for certain printing, publishing, and mailing costs associated with the Funds. Additionally, the Investment Manager may make payments to financial intermediaries that make shares of the Funds available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to a financial intermediary may be significant to that financial intermediary, and amounts that financial intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it recommends or makes available to its clients and what services to provide for various products based on payments it receives or is eligible to receive, these payments create conflicts of interest between the financial intermediary and its clients, and these financial incentives may cause the financial intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if such individual receives similar payments from a financial intermediary.

DESCRIPTION OF SHARES

Each Fund’s authorized capital consists of an unlimited number of shares of beneficial interest, having no par value. Shareholders are entitled to (i) one vote per full Fund share, (ii) such distributions as may be declared by the Board of Trustees out of funds legally available, and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to Fund shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of Fund shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Fund shares voting for the election of Trustees would be unable to elect any persons as Trustees. As indicated below, the Trust does not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

When issued for payment as described in the Fund Prospectus, Fund shares will be fully paid and non-assessable.

Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Fund shares, each of which would be authorized to issue an unlimited number of Fund shares. Additionally, without obtaining any prior authorization or vote of shareholders, the Trustees may redesignate or reclassify any issued shares of any series. In the event that more than one series is established, each Fund share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, Fund shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the applicable fund, as the case may be, in the proportion that the total net assets of the series bear to the total net assets of all series. The NAV of a share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of a Fund, the shareholders would be entitled to the assets belonging to that Fund.

The Trust Instrument contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Funds’ property, as applicable, for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Trust would, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

The Trust Instrument further provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Trustee’s office.

The Trust Instrument also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust to the fullest extent permitted by law against liabilities and expenses reasonably incurred, including settlement amounts, by such person in connection with any claim, action, suit, or proceeding in which such person becomes involved by virtue of being or having been a Trustee or officer. However, nothing in the Trust Instrument shall protect or indemnify a Trustee or officer against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

SHAREHOLDER MEETINGS

The Trust does not expect to hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act. At its discretion, the Board of Trustees may call a special meeting of shareholders to allow shareholders to vote on any matter that the Board of Trustees deems necessary or advisable.

The Trust Instrument and Bylaws contain procedures for the removal of Trustees by the Trust’s shareholders. At any duly called meeting of shareholders and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two‑thirds of the outstanding shares, remove any Trustee.

Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of the Trust must promptly call a special meeting of shareholders to vote on the question of removal of any Trustee. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, apply to the Secretary in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary must, within five business days after such application, either (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, must, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless, within five business days after such tender, the Secretary mails to such applicants and files with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material contains untrue statements of fact, omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing on the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants must, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC enters an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the SEC finds, after notice and opportunity for hearing, that all objections so sustained have been met and enters an order so declaring, the Secretary must mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required under the provisions of the 1940 Act, applicable state law, or otherwise to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust has not been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter. Rule 18f-2 further provides that a fund is deemed affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund. The rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements.

REGISTRATION STATEMENT

The Fund Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The general public can review the Registration Statement, including the exhibits filed therewith, on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

Statements contained in the Fund Prospectus and this SAI as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, and each such statement is qualified in all respects by such reference.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202‑5306, serves as counsel to the Funds. Cohen & Company, Ltd., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Funds. Cohen & Company, Ltd. audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

FINANCIAL STATEMENTS

The following audited financial information, included in the Predecessor Funds’ Form N-CSR covering the fiscal year ended March 31, 2024, as filed with the SEC on June 7, 2024, are incorporated by reference into this SAI:

•	Schedules of Investments
•	Statements of Assets and Liabilities
•	Statements of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements
•	Report of Independent Registered Public Accounting Firm (annual reports only)

PART C
OTHER INFORMATION

Item 28. Exhibits

(a) Organizational Documents:

(1)           Restated Certificate of Trust.(9)

(2)           Certificate of Amendment to the Certificate of Trust.(3)

(3)           Certificate of Amendment to the Certificate of Trust.(9)

(4)           Amended and Restated Trust Instrument.(13)

(5)	Amended and Restated Written Instrument Designating and Establishing Series and Classes – Filed Herewith.

(6)	Form of Amended and Restated Written Instrument Designating and Establishing Series and Classes – Filed Herewith.

(b) Amended and Restated Bylaws.(13)

(c) None.

(d) Investment Advisory Contracts:

(1)	Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund.(4)

(2)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Technology Fund.(5)

(3)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Technology Fund.(8)

(4)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.(6)

(5)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.(7)

(6)	Amended and Restated Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Energy Transition Fund and the Hennessy Midstream Fund.(14)

(7)	Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Sustainable ETF (formerly known as the Hennessy Stance ESG ETF).(16)

(8)	First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Sustainable ETF (formerly known as the Hennessy Stance ESG ETF).(18)

(9)	Second Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Sustainable ETF (formerly known as the Hennessy Stance ESG ETF) – Filed Herewith.

(10)	Form of Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Tactical Growth and Income ETF and the Hennessy Tactical Growth ETF – Filed Herewith.

(11)	Sub-Advisory Agreement for the Hennessy Focus Fund between Hennessy Advisors, Inc. and Broad Run Investment Management, LLC.(5)

(12)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (fixed income allocation) between Hennessy Advisors, Inc. and FCI Advisors.(5)

(13)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (equity allocation) between Hennessy Advisors, Inc. and The London Company of Virginia, LLC.(5)

(14)	Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.(6)

(15)	First Amendment to Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.(10)

(16)	Sub-Advisory Agreement for the Hennessy Sustainable ETF (formerly known as the Hennessy Stance ESG ETF) between Hennessy Advisors, Inc. and Stance Capital, LLC.(16)

(17)	First Amendment to Sub-Advisory Agreement for the Hennessy Sustainable ETF (formerly known as the Hennessy Stance ESG ETF) between Hennessy Advisors, Inc. and Stance Capital, LLC.(18)

(18)	Second Amendment to Sub-Advisory Agreement for the Hennessy Sustainable ETF (formerly known as the Hennessy Stance ESG ETF) between Hennessy Advisors, Inc. and Stance Capital, LLC – Filed Herewith.

(19)	Sub-Advisory Agreement for the Hennessy Sustainable ETF (formerly known as the Hennessy Stance ESG ETF) between Hennessy Advisors, Inc. and Vident Advisory, LLC.(18)

(20)	First Amendment to Sub-Advisory Agreement for the Hennessy Sustainable ETF (formerly known as the Hennessy Stance ESG ETF) between Hennessy Advisors, Inc. and Vident Advisory, LLC – Filed Herewith.

(e)	(1)	Distribution Agreement by and among Quasar Distributors, LLC, Registrant, and Hennessy Advisors, Inc.(13)

(2)	Distribution Agreement (Novation) by and among Quasar Distributors, LLC, Registrant, and Hennessy Advisors, Inc.(14)

(3)	ETF Distribution Agreement by and between Quasar Distributors, LLC and Registrant.(16)

(4)	Form of First Amendment to ETF Distribution Agreement by and between Quasar Distributors, LLC and Registrant – To Be Filed by Amendment.

(5)
Form of Authorized Participant Agreement for the Hennessy Sustainable ETF (formerly known as the Hennessy Stance ESG ETF), the Hennessy Tactical Growth and Income ETF, and the Hennessy Tactical Growth ETF.(16)

(f) None.

(g)	(1)	Custody Agreement between Registrant and U.S. Bank, National Association.(2)

(2)	Sixth Amendment to Custody Agreement between Registrant and U.S. Bank, National Association.(16)

(3)	Seventh Amendment to Custody Agreement between Registrant and U.S. Bank, National Association.(18)

(4)	Form of Eighth Amendment to Custody Agreement between Registrant and U.S. Bank, National Association – To Be Filed by Amendment.

(h)	Other Material Contracts:

(1)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(2)

(2)	Addendum to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(12)

(3)	Fifth Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC. (12)

(4)	Sixth Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(16)

(5)	Seventh Amendment to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(18)

(7)	Form of Eighth Amendment to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC – To Be Filed by Amendment.

(8)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(2)

(9)	Addendum to Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(12)

(10)	Sixth Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(16)

(11)	Seventh Amendment to Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(18)

(12)	Form of Eighth Amendment to Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC – To Be Filed by Amendment.

(13)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(16)

(14)	Fifth Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(16)

(15)	Sixth Amendment to Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(18)

(16)	Form of Seventh Amendment to Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC – To Be Filed by Amendment.

(17)	Second Amended and Restated Servicing Agreement between Registrant and Hennessy Advisors, Inc. for all Funds.(14)

(18)	Power of Attorney.(2)

(19)	Power of Attorney.(12)

(20)	Power of Attorney.(15)

(21)	Power of Attorney.(18)

(22)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Energy Transition Fund and the Hennessy Midstream Fund.(11)

(23)	First Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund. (12)

(24)	Second Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund. (13)

(25)	Third Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund. (14)

(26)	Fourth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund.(17)

(27)	Fifth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund.(19)

(28)	Sixth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund.(20)

(29)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(8)

(30)	First Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(10)

(31)	Second Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(11)

(32)	Third Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(12)

(33)	Fourth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(13)

(34)	Fifth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(14)

(35)	Sixth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(17)

(36)	Seventh Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(19)

(37)	Eighth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(20)

(38)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Stance ESG ETF.(16)

(39)	First Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Stance ESG ETF.(18)

(40)	Second Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Stance ESG ETF.(19)

(41)	Third Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Stance ESG ETF.(20)

(42)	Fourth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Sustainable ETF (formerly known as the Hennessy Stance ESG ETF) – Filed Herewith.

(43)	Amended and Restated Administrative Services Agreement among American Gas Association, Registrant on behalf the Hennessy Gas Utility Fund, and Hennessy Advisors, Inc.(12)

(i) Opinion of Foley & Lardner LLP – Filed Herewith.

(j)	Consent of Independent Registered Public Accounting Firm – Filed Herewith.

(k) None.

(l) Subscription Agreement.(1)

(m) Distribution (Rule 12b-1) Plans:

(1)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Growth Fund.(7)

(2)
Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Technology Fund.(5)

(3)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Mid Cap 30 Fund.(7)

(4)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Large Growth Fund.(7)

(5)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Value Fund.(7)

(6)	Distribution (Rule 12b-1) Plan for the Hennessy Total Return Fund.(6)

(7)	Distribution (Rule 12b-1) Plan for the Hennessy Balanced Fund.(6)

(8)	Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Energy Transition Fund.(14)

(9)	Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Midstream Fund.(14)

(10)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Fund.(7)

(11)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Small Cap Fund.(7)

(n) Amended and Restated Rule 18f-3 Multi-Class Plan.(14)

(o)          (1)           Code of Ethics of Registrant and Hennessy Advisors, Inc.(18)

(2)           Code of Ethics of Broad Run Investment Management, LLC – Filed Herewith.

(3)           Code of Ethics of FCI Advisors.(20)

(4)           Code of Ethics of The London Company of Virginia, LLC.(20)

(5)           Code of Ethics of SPARX Asset Management Co., Ltd.(19)

(6)           Code of Ethics of Stance Capital, LLC.(20)

(7)	Code of Ethics of Vident Advisory, LLC (d/b/a Vident Asset Management).(20)

(8)	Code of Ethics of Quasar Distributors, LLC – Not Applicable Per Rule 17j-1(c)(3).

 _________________

(1)
Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on October 28, 1997, and its accession number is 0000897069-97-000422.

(2)
Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement. Post‑Effective Amendment No. 16 was filed on July 1, 2005, and its accession number is 0000897069‑05‑001653.

(3)
Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement. Post‑Effective Amendment No. 24 was filed on December 15, 2008, and its accession number is 0000897069-08-001905.

(4)
Previously filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement. Post‑Effective Amendment No. 26 was filed on November 23, 2009, and its accession number is 0000898531-09-000435.

(5)
Previously filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement. Post‑Effective Amendment No. 34 was filed on February 28, 2013, and its accession number is 0000898531-13-000110.

(6)
Previously filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement. Post‑Effective Amendment No. 38 was filed on February 28, 2014, and its accession number is 0000898531-14-000096.

(7)
Previously filed as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement. Post‑Effective Amendment No. 43 was filed on February 29, 2016, and its accession number is 0000898531-16-000649.

(8)
Previously filed as an exhibit to Post-Effective Amendment No. 47 to the Registration Statement. Post‑Effective Amendment No. 47 was filed on February 28, 2017, and its accession number is 0000898531-17-000122.

(9)	Previously filed as an exhibit to the Registration Statement on Form N-14. The Registration Statement was filed on June 13, 2017, and its accession number is 0000898531-17-000334.

(10)
Previously filed as an exhibit to Post-Effective Amendment No. 49 to the Registration Statement. Post‑Effective Amendment No. 49 was filed on February 28, 2018, and its accession number is 0000898531-18-000104.

(11)
Previously filed as an exhibit to Post-Effective Amendment No. 53 to the Registration Statement. Post‑Effective Amendment No. 53 was filed on February 28, 2019, and its accession number is 0000898531-19-000103.

(12)
Previously filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement. Post‑Effective Amendment No. 55 was filed on February 28, 2020, and its accession number is 0000898531-20-000075.

(13)
Previously filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement. Post‑Effective Amendment No. 57 was filed on March 1, 2021, and its accession number is 0001387131-21-003026.

(14)
Previously filed as an exhibit to Post-Effective Amendment No. 58 to the Registration Statement.  Post-Effective Amendment No. 58 was filed on February 28, 2022, and its accession number is 0001387131-22-002590.

(15)
Previously filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement.  Post-Effective Amendment No. 59 was filed on September 23, 2022, and its accession number is 0000897069-22-000549.

(16)
Previously filed as an exhibit to Post-Effective Amendment No. 62 to the Registration Statement. Post‑Effective Amendment No. 62 was filed on December 22, 2022, and its accession number is 0001387131-22-012657.

(17)
Previously filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement. Post‑Effective Amendment No. 63 was filed on February 28, 2023, and its accession number is 0001387131-23-002518.

(18)
Previously filed as an exhibit to Post-Effective Amendment No. 64 to the Registration Statement. Post‑Effective Amendment No. 64 was filed on December 26, 2023, and its accession number is 0001999371-23-001208.

(19)
Previously filed as an exhibit to Post-Effective Amendment No. 65 to the Registration Statement. Post‑Effective Amendment No. 65 was filed on February 28, 2024 (accession number 0001999371-24-002791) and refiled on February 29, 2024 (accession number 0001999371-24-002846) solely to ensure that the series and classes/contracts information that appears on the EDGAR system correctly reflects all series and classes covered by Post-Effective Amendment No. 65.

(20)
Previously filed as an exhibit to Post-Effective Amendment No. 66 to the Registration Statement. Post‑Effective Amendment No. 66 was filed on February 28, 2025, and its accession number is 0001839882-25-012171.

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with Registrant.

Item 30.	Indemnification

Pursuant to Chapter 38 of Title 12 of the Delaware Code, Registrant’s Amended and Restated Trust Instrument, dated October 14, 2020, contains the following article, which is in full force and effect and has not been modified or canceled:

“ARTICLE 10
LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 10.1.  LIMITATION OF LIABILITY. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission, or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in such individual’s capacity as Trustee, provided that nothing contained herein or in the

Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

Section 10.2.  INDEMNIFICATION. Subject to the exceptions and limitations contained in Section 10.2(B):

(i) every Person who is, or has been, a Trustee or officer of the Trust (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such Person in connection with any claim, action, suit, or proceeding in which such Person becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by such Person in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(B)           No indemnification shall be provided to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (1) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office or (2) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office,

(1)	by the court or other body approving the settlement;

(2)
by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(3)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(C) The rights of indemnification in this Trust Instrument may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(D) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section 10.2(A) may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that such Covered Person is not entitled to indemnification under this Section 10.2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

Section 10.3.  SHAREHOLDERS. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of being or having been a Shareholder of such Series and not because of such Shareholder’s acts or omissions or for some other reason, the Shareholder or former Shareholder (or such Shareholder’s or former Shareholder’s heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32. Principal Underwriters

(a) Quasar Distributors, LLC (the “Distributor”), Registrant’s principal underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940:

1.	Advisor Managed Portfolios
2.	Capital Advisors Growth Fund, Series of Advisors Series Trust
3.	Chase Growth Fund, Series of Advisors Series Trust
4.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust

5.	Ecofin Tax-Exempt Private Credit Fund, Inc.
6.	Edgar Lomax Value Fund, Series of Advisors Series Trust
7.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
8.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
9.	Huber Large Cap Value Fund, Series of Advisors Series Trust
10.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.	Huber Small Cap Value Fund, Series of Advisors Series Trust
13.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.	Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
15.	Medalist Partners Short Duration Fund, Series of Advisors Series Trust
16.	O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
17.	PIA BBB Bond Fund, Series of Advisors Series Trust
18.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
19.	PIA High Yield Fund, Series of Advisors Series Trust
20.	PIA MBS Bond Fund, Series of Advisors Series Trust
21.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
22.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
23.	Poplar Forest Partners Fund, Series of Advisors Series Trust
24.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
25.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
26.	Pzena International Value Fund, Series of Advisors Series Trust
27.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
29.	Reverb ETF, Series of Advisors Series Trust
30.	Scharf Fund, Series of Advisors Series Trust
31.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
32.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
33.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
34.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.	The Aegis Funds
37.	Allied Asset Advisors Funds
38.	Angel Oak Funds Trust
39.	Angel Oak Strategic Credit Fund
40.	Brookfield Infrastructure Income Fund Inc.
41.	Brookfield Investment Funds
42.	Buffalo Funds
43.	DoubleLine Funds Trust
44.	EA Series Trust (f/k/a Alpha Architect ETF Trust)
45.	Ecofin Tax-Advantaged Social Impact Fund, Inc.
46.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
47.	AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
48.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50.	AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
51.	AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
52.	AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
53.	AAM Transformers ETF, Series of ETF Series Solutions
54.	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
55.	Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
56.	Aptus Defined Risk ETF, Series of ETF Series Solutions
57.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
58.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
59.	Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
60.	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions

61.	Aptus Large Cap Upside ETF, Series of ETF Series Solutions
62.	Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
63.	Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
64.	Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
65.	BTD Capital Fund, Series of ETF Series Solutions
66.	Carbon Strategy ETF, Series of ETF Series Solutions
67.	ClearShares OCIO ETF, Series of ETF Series Solutions
68.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
69.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
70.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
71.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
72.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
73.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
74.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
75.	Hoya Capital Housing ETF, Series of ETF Series Solutions
76.	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
77.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
78.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
79.	LHA Risk-Managed Income ETF, Series of ETF Series Solutions
80.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
81.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
82.	Opus Small Cap Value ETF, Series of ETF Series Solutions
83.	Range Cancer Therapeutics ETF, Series of ETF Series Solutions
84.	Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
85.	The Acquirers Fund, Series of ETF Series Solutions
86.	The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
87.	The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
88.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
89.	U.S. Global JETS ETF, Series of ETF Series Solutions
90.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
91.	US Vegan Climate ETF, Series of ETF Series Solutions
92.	Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
93.	Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
94.	First American Funds Trust
95.	FundX Investment Trust
96.	The Glenmede Fund, Inc.
97.	The GoodHaven Funds Trust
98.	Harding, Loevner Funds, Inc.
99.	Hennessy Funds Trust
100.	Horizon Funds
101.	Hotchkis & Wiley Funds
102.	Intrepid Capital Management Funds Trust
103.	Jacob Funds Inc.
104.	The Jensen Quality Growth Fund Inc.
105.	Kirr, Marbach Partners Funds, Inc.
106.	Leuthold Funds, Inc.
107.	Core Alternative ETF, Series of Listed Funds Trust
108.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
109.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
110.	LKCM Funds
111.	LoCorr Investment Trust
112.	MainGate Trust
113.	ATAC Rotation Fund, Series of Managed Portfolio Series
114.	Coho Relative Value Equity Fund, Series of Managed Portfolio Series
115.	Coho Relative Value ESG Fund, Series of Managed Portfolio Series
116.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series

117.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
118.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
119.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
120.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
121.	Kensington Defender Fund, Series of Managed Portfolio Series
122.	Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
123.	Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
124.	Kensington Managed Income Fund, Series of Managed Portfolio Series
125.	LK Balanced Fund, Series of Managed Portfolio Series
126.	Muhlenkamp Fund, Series of Managed Portfolio Series
127.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
128.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
129.	Olstein All Cap Value Fund, Series of Managed Portfolio Series
130.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
131.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
132.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
133.	Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
134.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
135.	Reinhart International PMV Fund, Series of Managed Portfolio Series
136.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
137.	Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
138.	Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
139.	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
140.	Tremblant Global ETF, Series of Managed Portfolio Series
141.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
142.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
143.	Hood River New Opportunities Fund, Series of Manager Directed Portfolios
144.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
145.	Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
146.	SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
147.	SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
148.	SWP Growth & Income ETF, Series of Manager Directed Portfolios
149.	Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
150.	Mason Capital Fund Trust
151.	Matrix Advisors Funds Trust
152.	Matrix Advisors Value Fund, Inc.
153.	Monetta Trust
154.	Nicholas Equity Income Fund, Inc.
155.	Nicholas Fund, Inc.
156.	Nicholas II, Inc.
157.	Nicholas Limited Edition, Inc.
158.	Oaktree Diversified Income Fund Inc.
159.	Permanent Portfolio Family of Funds
160.	Perritt Funds, Inc.
161.	Procure ETF Trust II
162.	Professionally Managed Portfolios
163.	Prospector Funds, Inc.
164.	Provident Mutual Funds, Inc.
165.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
166.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
167.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
168.	Aquarius International Fund, Series of The RBB Fund, Inc.
169.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
170.	Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
171.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
172.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.

173.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
174.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
175.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
176.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
177.	F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
178.	F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
179.	F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
180.	F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
181.	F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
182.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
183.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
184.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
185.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
186.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
187.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
188.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
189.	SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
190.	SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
191.	SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
192.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
193.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
194.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
195.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
196.	SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
197.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
198.	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
199.	US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
200.	US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
201.	US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
202.	US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
203.	US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
204.	US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
205.	US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
206.	US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
207.	US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
208.	US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
209.	WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
210.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
211.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
212.	The RBB Fund Trust
213.	RBC Funds Trust
214.	Rockefeller Municipal Opportunities Fund
215.	Series Portfolios Trust
216.	Thompson IM Funds, Inc.
217.	Tortoise Capital Series Trust
218.	TrimTabs ETF Trust
219.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
220.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
221.	CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
222.	CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
223.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
224.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
225.	RiverPark Strategic Income Fund, Series of Trust for Professional Managers
226.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
227.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
228.	Jensen Quality MidCap Fund, Series of Trust for Professional Managers

229.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
230.	Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
231.	USQ Core Real Estate Fund
232.	Wall Street EWM Funds Trust
233.	Wisconsin Capital Funds, Inc.

(b) To the best of Registrant’s knowledge, the following are the Officers and Manager of the Distributor, the Registrant’s principal underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not applicable.

 Item 33. Location of Accounts and Records

The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant’s Custodian, and Registrant’s Administrator as follows: the documents required to be maintained by paragraphs (5) and (11) of Rule 31a-1(b) will be maintained by Registrant; the documents required to be maintained by paragraphs (3) and (7) of Rule 31a-1(b) will be maintained by Registrant’s Custodian; and all other records will be maintained by Registrant’s Administrator.

Item 34. Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35. Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato and State of California, on the 19th day of May, 2025.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/ Teresa M. Nilsen
Teresa M. Nilsen
Executive Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Neil J. Hennessy Neil J. Hennessy	Chairman of the Board and President (Principal Executive Officer) and a Trustee	May 19, 2025
Robert T. Doyle*	Trustee	*
J. Dennis DeSousa*	Trustee	*
Doug Franklin*	Trustee	*
Claire Garvie*	Trustee	*
Gerald P. Richardson*	Trustee	*
/s/ Teresa M. Nilsen Teresa M. Nilsen	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)	May 19, 2025

*By:      /s/ Teresa M. Nilsen
Teresa M. Nilsen
Attorney-in-fact
Dated as of May 19, 2025

Signature Page